                                                                   EXHIBIT 10.75


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                                    INDENTURE


                           dated as of March 28, 2001


                                      among


                                 WCG NOTE TRUST,

                                     Issuer,


                              WCG NOTE CORP., INC.,

                                    Co-Issuer


                                       and


                    UNITED STATES TRUST COMPANY OF NEW YORK,

                  Indenture Trustee and Securities Intermediary


                       8.25% Senior Secured Notes due 2004











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




                                TABLE OF CONTENTS

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
ARTICLE I  DEFINITIONS............................................................................................ 1
         SECTION 1.01.       Definitions.......................................................................... 1
         SECTION 1.02.       Rules of Construction................................................................ 8
         SECTION 1.03.       Legal Holidays....................................................................... 8
         SECTION 1.04.       Compliance Certificates and Opinions................................................. 8
         SECTION 1.05.       Form of Documents Delivered to Trustee............................................... 9

ARTICLE II  THE SENIOR NOTES......................................................................................10
         SECTION 2.01.       Forms Generally......................................................................10
         SECTION 2.02.       Authorized Amount; Interest Rate; Maturity Date; Denominations.......................11
         SECTION 2.03.       Execution, Authentication, Delivery and Dating.......................................11
         SECTION 2.04.       Registrar and Paying Agent; Registration.............................................12
         SECTION 2.05.       Payments of Principal and Interest; Rights Preserved.................................13
         SECTION 2.06.       Transfer and Exchange of Senior Notes................................................14
         SECTION 2.07.       Replacement of Lost, Mutilated or Stolen Senior Notes................................21
         SECTION 2.08.       Taxes................................................................................22
         SECTION 2.09.       Cancellation.........................................................................22

ARTICLE III  SUPPORT FOR THE SENIOR NOTES.........................................................................22
         SECTION 3.01.       Support for the Senior Notes; Grant of Lien..........................................22
         SECTION 3.02.       Noteholders and Williams Equally and Ratably Secured.................................23
         SECTION 3.03.       The Issuer's Obligations; Appointment of Attorney; Further
                             Assurances; Release..................................................................24

ARTICLE IV  ISSUANCE..............................................................................................24
         SECTION 4.01.       Conditions to Issuance...............................................................24
         SECTION 4.02.       Waiver of Conditions to Issuance.....................................................26

ARTICLE V  THE INDENTURE ACCOUNTS.................................................................................26
         SECTION 5.01.       Establishment of Indenture Accounts..................................................26
         SECTION 5.02.       Indenture Interest Account...........................................................28
         SECTION 5.03.       Indenture Redemption Account.........................................................28
         SECTION 5.04.       Share Trust Accounts.................................................................28
         SECTION 5.05.       Payments.............................................................................29
         SECTION 5.06.       Report to Noteholders................................................................33
         SECTION 5.07.       Termination..........................................................................34

ARTICLE VI  REPRESENTATIONS AND WARRANTIES OF THE ISSUERS.........................................................34
         SECTION 6.01.       Representations and Warranties.......................................................34
         SECTION 6.02.       Survival of Representations and Warranties...........................................37

ARTICLE VII  COVENANTS OF THE ISSUERS.............................................................................37
         SECTION 7.01.       Covenants of the Issuers.............................................................37

ARTICLE VIII  LIMITATION ON LIABILITY OF THE ISSUERS..............................................................41
         SECTION 8.01.       Liabilities of the Issuers...........................................................41




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
ARTICLE IX  EVENTS OF DEFAULT.....................................................................................41
         SECTION 9.01.       Events of Default....................................................................41
         SECTION 9.02.       Application of Proceeds..............................................................43
         SECTION 9.03.       Waiver of Past Events of Default.....................................................43
         SECTION 9.04.       Provisions Relating to the Support for the Senior Notes..............................44

ARTICLE X  SATISFACTION AND DISCHARGE;  NOTICE OF CERTAIN EVENTS; UNCLAIMED MONEYS................................50
         SECTION 10.01.      Satisfaction and Discharge of Indenture..............................................50
         SECTION 10.02.      Application by Indenture Trustee of Funds Deposited for Payment of
                             Secured Obligations..................................................................50
         SECTION 10.03.      Repayment of Moneys and Transfer of Eligible Investments Held by
                             Indenture Trustee....................................................................50
         SECTION 10.04.      Return of Moneys Held by Indenture Trustee...........................................50
         SECTION 10.05.      Notice of Certain Events.............................................................51

ARTICLE XI  CONCERNING THE INDENTURE TRUSTEE......................................................................52
         SECTION 11.01.      Duties of the Indenture Trustee; Certain Rights of the Indenture
                             Trustee..............................................................................52
         SECTION 11.02.      Performance of Indenture Trustee's Duties............................................54
         SECTION 11.03.      Resignation and Removal; Appointment of Successor Indenture Trustee..................54
         SECTION 11.04.      Acceptance of Appointment by Successor Indenture Trustee.............................55
         SECTION 11.05.      Merger or Consolidation of Indenture Trustee.........................................55
         SECTION 11.06.      Certain Procedural Matters...........................................................55
         SECTION 11.07.      Indenture Trustee Fees and Indemnification...........................................55
         SECTION 11.08.      Information..........................................................................56
         SECTION 11.09.      Eligibility Requirements for Indenture Trustee.......................................56
         SECTION 11.10.      Indenture Trustee Not Liable for Senior Notes........................................57
         SECTION 11.11.      Indenture Trustee May Own Senior Notes...............................................57
         SECTION 11.12.      Maintenance of Office or Agency......................................................57
         SECTION 11.13.      Appointment of Co-Indenture Trustee..................................................57
         SECTION 11.14.      Resignation; Appointment of Successor Securities Intermediary........................57
         SECTION 11.15.      Acceptance of Appointment by Successor Securities Intermediary.......................58
         SECTION 11.16.      Merger or Consolidation of Securities Intermediary...................................58

ARTICLE XII  SUPPLEMENTAL INDENTURES..............................................................................58
         SECTION 12.01.      Supplemental Indentures Without Consent of Noteholders...............................58
         SECTION 12.02.      Supplemental Indentures With Consent of Noteholders..................................59
         SECTION 12.03.      Effect of Supplemental Indenture.....................................................59
         SECTION 12.04.      Documents to Be Given to Indenture Trustee...........................................60
         SECTION 12.05.      Notation on Senior Notes in Respect of Supplemental Indentures.......................60

ARTICLE XIII  CONCERNING THE HOLDERS..............................................................................60
         SECTION 13.01.      Control by Majority Noteholders......................................................60
         SECTION 13.02.      Evidence of Action Taken by Holders..................................................60
         SECTION 13.03.      Proof of Execution of Instruments....................................................61
         SECTION 13.04.      Senior Notes Owned by the Issuers....................................................61
         SECTION 13.05.      Right of Revocation of Action Taken..................................................61


                                       ii
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
ARTICLE XIV  EARLY REDEMPTION.....................................................................................61
         SECTION 14.01.      Early Redemption.....................................................................61
         SECTION 14.02.      Notice of Early Redemption...........................................................62
         SECTION 14.03.      Selection of Senior Notes to be Redeemed.............................................63
         SECTION 14.04.      Deposit of Early Redemption Price....................................................63
         SECTION 14.05.      Payment of Senior Notes Called for Early Redemption..................................63
         SECTION 14.06.      Senior Notes Redeemed in Part........................................................63

ARTICLE XV  MANDATORY REDEMPTION..................................................................................64
         SECTION 15.01.      Mandatory Redemption.................................................................64
         SECTION 15.02.      Notice of Mandatory Redemption.......................................................64
         SECTION 15.03.      Selection of Senior Notes to be Redeemed.............................................65

ARTICLE XVI  MISCELLANEOUS........................................................................................65
         SECTION 16.01.      Survival.............................................................................65
         SECTION 16.02.      Notices..............................................................................65
         SECTION 16.03.      Severability of Provisions...........................................................66
         SECTION 16.04.      Effect of Headings...................................................................66
         SECTION 16.05.      Counterparts.........................................................................66
         SECTION 16.06.      Further Assurance....................................................................66
         SECTION 16.07.      Governing Law; Consent to Jurisdiction...............................................66
         SECTION 16.08.      Entire Agreement.....................................................................68
         SECTION 16.09.      Benefit of Agreement.................................................................68
         SECTION 16.10.      Limitation on Rights of Noteholders..................................................68
         SECTION 16.11.      Limitation on Liability of the Remarketing Agents and the Indenture
                             Trustee..............................................................................69
         SECTION 16.12.      Senior Notes Non-Assessable and Fully Paid...........................................69
         SECTION 16.13.      Limitation on Liability..............................................................69


         Exhibit A         Form of Rule 144A Note
         Exhibit B         Form of Regulation S Temporary Global Note
         Exhibit C         Form of Unrestricted Global Note
         Exhibit D         Form of Certificate of Transfer
         Exhibit E         Form of Certificate of Exchange
         Exhibit F         Form of Default Notice
         Exhibit G         Form of Spin-Off Notice
         Exhibit H         Form of Shortfall Notice
         Exhibit I         Form of Demand Notice

                                    INDENTURE


                  This INDENTURE, dated as of March 28, 2001, is among WCG NOTE TRUST, a special purpose statutory business trust created under the law of the State of Delaware (the "Issuer"), WCG NOTE CORP., INC., a special purpose corporation organized under the law of the State of Delaware (the "Co-Issuer" and, together with the Issuer, the "Issuers"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation duly organized and existing under the law of the State of New York (in its capacity as Indenture Trustee, together with its successors in such capacity, the "Indenture Trustee" and, in its capacity as securities intermediary, together with its successors in such capacity, the "Securities Intermediary").

                                   WITNESSETH:

                  WHEREAS, pursuant to a Participation Agreement (the "Participation Agreement") dated as of March 22, 2001, among Williams, WCG, WCL, the Issuer, the Co-Issuer, the Share Trust, Wilmington Trust Company and United States Trust Company of New York (each as defined therein), the Issuers are required to issue, offer and sell the Senior Notes;

                  WHEREAS, the Issuers have authorized the issuance and sale of $1,400,000,000 original aggregate principal amount of their 8.25% Senior Secured Notes due 2004, the payments of which will be secured by the Security for the Senior Notes;

                  WHEREAS, the Issuer also wishes to secure its Reimbursement Obligations to Williams pursuant to the Remarketing and Support Agreement and the Liquidity Agreement with the Security for the Senior Notes;

                  WHEREAS, the execution and delivery of this Indenture has been duly authorized by the Issuers;

                  WHEREAS, the Indenture Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

                  WHEREAS, all things necessary to make the Senior Notes, when issued and authenticated by the Indenture Trustee as contemplated in this Indenture, the legal, valid and binding obligations of the Issuers and to provide the Security for the Senior Notes have been done and performed.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH, that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Senior Notes are to be issued, authenticated, delivered, secured and accepted by all Persons who shall from time to time be or become holders thereof, the Issuers and the Indenture Trustee, for the benefit of the Noteholders, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. References to "Sections" and "Articles" herein refer to Sections and Articles of this Indenture unless otherwise stated. Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Indenture shall have the meanings assigned to such terms in Annex A to the Participation Agreement. Whenever used in this Indenture, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Acceleration Trigger" means the occurrence of an Event of Default and the acceleration of the Senior Notes in accordance with Section 9.01.

                  "Account Statement" has the meaning assigned to such term in
Section 5.06.

                  "Amount Available" means, at any time, with respect to any Indenture Account, the amount in cash credited to such Indenture Account at such time.

                  "Applicable Procedures" means, with respect to any transfer or exchange of, or for beneficial interests in, any Global Note, the applicable rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

                  "Asset Remedy Standstill Period" has the meaning assigned to such term in Section 9.04(b)(ii).

                  "Authentication Order" means an order executed by the Issuers and addressed to the Indenture Trustee for the authentication and delivery of the Senior Notes.

                  "Cash Flow Event of Default" has the meaning assigned to such term in Section 9.01(b).

                  "Certificate of Authentication" has the meaning assigned to such term in Section 2.03(f).

                  "Clearstream" means Clearstream Banking, societe anonyme.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes from the date of determination to the Maturity Date that would be utilized in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable securities, at the time of selection and in accordance with customary financial practice.

                  "Comparable Treasury Price" means, with respect to any redemption date for the Senior Notes, (i) the average of the applicable Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such applicable Reference Treasury Dealer Quotations, or
(ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such Quotations.

                  "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this Indenture, is located at United States Trust Company of New York, 114 West 47th Street, 25th Floor, New York, New York 10036, Attention: Louis P. Young or any other office specified from time to time in writing by the Indenture Trustee to the Issuers.

                  "Custodian" has the meaning assigned to such term in Section 2.01(b).

                  "Default Notice" has the meaning assigned to such term in
Section 9.01.

                  "Definitive Notes" means one or more definitive Senior Notes registered in the name of the Holder thereof and issued in accordance with
Section 2.06, substantially in the form of Exhibit A hereto except that such Senior Notes shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Demand Notice" has the meaning assigned to such term in
Section 5.05(a)(ii).

                  "Depositary" means DTC, its nominees and their respective successors and assigns or such other depository institution hereinafter appointed by the Issuers.

                  "Distribution Compliance Period" has the meaning assigned to such term in Regulation S.

                  "DTC" means The Depository Trust Company.

                  "Early Distribution" means (i) any prepayment on the WCG Note or (ii) any proceeds from a Reset Sale or a sale of the WCG Note pursuant to
Section 9.04(i)(i),(ii) or (iii).

                  "Early Redemption" has the meaning assigned to such term in
Section 14.01(a).

                  "Early Redemption Date" has the meaning assigned to such term in Section 14.01(a).

                  "Early Redemption Price" has the meaning assigned to such term in Section 14.01(b).

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system, or any successor to Morgan Guaranty Trust Company of New York, Brussels office, as operator thereof.

                  "Excepted Rights" has the meaning assigned to such term in
Section 9.04(g).

                  "Global Note Legend" has the meaning assigned to such term in
Section 2.06(e)(ii).

                  "Global Notes" means, individually and collectively, one or more Rule 144A Global Notes, Regulation S Global Notes and/or Regulation S Temporary Global Notes.

                  "Grant" shall mean to grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in or a Lien and right of set-off against, deposit, set over and confirm. A Grant of the Security for the Senior Notes or of any other instruments shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect to the Security for the Senior Notes and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holders" and "Noteholders" means the registered holders from time to time of any of the Senior Notes.

                  "Indenture Accounts" has the meaning assigned to such term in
Section 5.01(a).

                  "Indenture Interest Account" has the meaning assigned to such term in Section 5.01(a).

                  "Indenture Default" means any event or occurrence that with the giving of notice or lapse of time or both would become an Event of Default.

                  "Indenture Redemption Account" has the meaning assigned to such term in Section 5.01(a).

                  "Indenture Trustee Expenses" has the meaning assigned to such term in Section 11.07(a).

                  "Indenture Trustee Fee" means the initial and annual fee to be paid to the Indenture Trustee pursuant to Section 11.07 and in accordance with a separate fee agreement between the Issuer and the Indenture Trustee.

                  "Independent Investment Banker" means CSFB or another independent investment banking institution of national standing appointed by the Issuer.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Insolvency Appointee" has the meaning assigned to such term in Section 7.01(d).

                  "Interest Payment Date" means each March 15 and September 15, commencing September 15, 2001.

                  "Issuer Only Payment Default" has the meaning assigned to such term in Section 9.04(i)(iv).

                  "Issuers' Certificate" means a certificate of the Issuer executed on behalf of itself (by the Issuer Trustee) and the Co-Issuer.

                  "Majority Noteholders" means, at any time, Noteholders holding, collectively, Senior Notes evidencing at least a majority in aggregate outstanding principal amount of the Senior Notes at such time.

                  "Mandatory Redemption" has the meaning assigned to such term in Section 15.01(d).

                  "Mandatory Redemption Date" has the meaning assigned to such term in Section 15.01(d).

                  "Mandatory Redemption Price" has the meaning assigned to such term in Section 15.01(d).

                  "Maturity Date" has the meaning assigned to such term in
Section 2.02(c).

                  "Maturity Trigger" means the failure by Williams to exercise the Share Trust Release Option at least 120 days prior to the Maturity Date in an amount from Permitted Redemption Sources which, in the aggregate with all funds and any investments then held in the Indenture Accounts and available to the Indenture Trustee for repayment of the Senior Notes, is sufficient to repay all accrued and unpaid interest on and all outstanding principal of the Senior Notes on the Maturity Date and any other determinable amounts that are, or are scheduled to become, due and payable under this Indenture on or prior to the Maturity Date.

                  "Note Register" has the meaning assigned to such term in
Section 2.04(a).

                  "Notice of Early Redemption" has the meaning assigned to such term in Section 14.02.

                  "Notice of Mandatory Redemption" has the meaning assigned to such term in Section 15.02.

                  "Officer's Certificate" means a certificate of any Person signed by any Authorized Officer of such Person.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel and delivered to the Indenture Trustee which counsel may be an employee of Williams or WCG or other counsel reasonably satisfactory to the Indenture Trustee.

                  "Outstanding" means at any time all Senior Notes authenticated and delivered by the Indenture Trustee under this Indenture except:

                  (a) Senior Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (b) Senior Notes or portions thereof, with respect to which moneys in the amount necessary to pay such Senior Notes or portions thereof shall have been deposited in trust with the Indenture Trustee; provided that, if such Senior Notes or portions thereof are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided or provision satisfactory to the Indenture Trustee shall have been made for the giving of such notice; and

                  (c) Senior Notes in substitution or exchange for which other Senior Notes shall have been authenticated and delivered.

                  "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                  "Paying Agent" means any Person authorized by the Issuers to pay the principal of, premium, if any, or interest on any Senior Notes on behalf of the Issuers as specified in Section 2.04(b).

                  "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A.

                  "Qualified Equity Proceeds" means amounts equivalent to the proceeds of (i) sales of mandatorily convertible preferred (as to which the conversion must occur within three years of its issuance) or common equity securities of Williams, (ii) conversion by its terms of convertible debt or non-mandatorily convertible preferred stock into common equity securities of Williams, (iii) sales by Williams of its equity interests in WCG (or any of WCG's Subsidiaries), (iv) the liquidation by Williams of securities or assets received by Williams in exchange for its equity interests in WCG or (v) sales or dispositions of assets of Williams or its Subsidiaries for cash up to the amount of equity that has been issued by Williams in one or more consolidations, acquisitions, mergers or other similar transactions, in each case, occurring after the Closing Date.

                  "Record Date" has the meaning assigned to such term in Section 5.05(f).

                  "Reference Treasury Dealer" means at least four primary U.S. Government securities dealers in New York City as an Independent Investment Banker shall select at the request of the Issuer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Senior Notes (expressed in each case as a percentage of its principal amount), quoted in writing by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding a redemption date for the Senior Notes.

                  "Registrar" has the meaning assigned to such term in Section 2.04(a).

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Note" means one or more permanent global notes substantially in the form of Exhibit B hereto bearing the Global Note Legend and deposited with or on behalf of and registered in the name of the Depositary, issued in an aggregate denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Distribution Compliance Period.

                  "Regulation S Temporary Global Note" means one or more temporary global notes substantially in the form of Exhibit B hereto bearing the Regulation S Temporary Global Note Legend, the Global Note Legend and the Transfer Restriction Legend and deposited with or on behalf of and registered in the name of the Depositary, issued in an aggregate denomination equal to the outstanding principal amount of the Senior Notes initially sold in reliance on Rule 903 of Regulation S.

                  "Regulation S Temporary Global Note Legend" has the meaning assigned to such term in Section 2.06(e)(iii).

                  "Required Holder" has the meaning assigned to such term in
Section 9.01.

                  "Restricted Definitive Note" means a Definitive Note bearing the Transfer Restriction Legend.

                  "Restricted Global Note" means a Global Note bearing the Transfer Restriction Legend.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Global Note" means one or more permanent global notes substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Transfer Restriction Legend and deposited with or on behalf of, and registered in the name of, the Depositary, issued in an aggregate denomination equal to the outstanding principal amount of the Senior Notes sold in reliance on Rule 144A.

                  "Secured Obligations" has the meaning assigned to such term in
Section 3.01.

                  "Securities Intermediary" has the meaning assigned to such term in the introductory paragraph of this Indenture.

                  "Security for the Senior Notes" has the meaning assigned to such term in Section 3.01.

                  "Semi-Annual Cash Flow" has the meaning assigned to such term in Section 5.02(b).

                  "Senior Note Interest Amount" means, for any Senior Note Payment Date, the product of (a) the Senior Note Rate, (b) the aggregate Outstanding principal amount of Senior Notes and (c) the quotient of (i) the number of days elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months) since the later of the Closing Date or the last Interest Payment Date (provided that for any period during which the Senior Note Rate is increased or decreased, this calculation shall be based on the number of days elapsed for which each such Senior Note Rate was applicable during such period, without duplication) and (ii) 360.

                  "Senior Note Payment Date" means: (a) each Interest Payment Date, (b) the Maturity Date, (c) a Mandatory Redemption Date and (d) an Early Redemption Date.

                  "Senior Note Rate" means the fixed per annum rate equal to 8.25%; provided that the Senior Note Rate shall, to the extent permitted by Applicable Law, be increased by 2% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months) (it being understood that the Senior Note Rate shall never exceed 10.25%) upon the occurrence of: (a) the failure to pay in full the

Senior Notes on the Maturity Date (such additional 2% beginning to accrue from the Maturity Date) or (b) the failure to pay interest on the Senior Notes on any Interest Payment Date and such failure continues for five Business Days (such additional 2% beginning to accrue from such Interest Payment Date); and, in each case, will continue to accrue at such higher rate until such circumstance has been remedied in full.

                  "Senior Notes" means the 8.25% senior secured notes due 2004 issued by the Issuers pursuant to this Indenture in an original aggregate principal amount of $1,400,000,000.

                  "Share Trust Proceeds Account" has the meaning assigned to such term in Section 5.01.

                  "Share Trust Remedy Standstill Period" has the meaning assigned to such term in Section 9.04(b)(i).

                  "Shortfall Notice" has the meaning assigned to such term in
Section 5.05(a)(i).

                  "Special Default" means any Reset Event that does not otherwise constitute an Event of Default.

                  "Spin-Off Notice" means a notice delivered to the Issuer Trustee and the Indenture Trustee by Williams substantially in the form of Exhibit G attached hereto.

                  "Standstill Expiration Date" means the date of expiration of any 21-day, 60-day or 120-day period referred to in Section 9.04(b)(i) or (ii).

                  "Stock Price/Credit Downgrade Trigger" means (a) a downgrading of Williams' senior unsecured debt to "Ba1" or below by Moody's, "BB" or below by S&P or "BB+" or below by Fitch (a "Downgrade") and (b) while such Downgrade is in effect, for ten consecutive Trading Days or, from the date of any Spin-Off Notice until 120 days from the date of such Spin-Off Notice, for 20 consecutive Trading Days, Williams' or any successor's common stock closing price shall be $30.22 or below, after adjustment of such price to appropriately reflect, in the same manner as set forth in the Certificate of Designation, any stock split, stock dividend or other events occurring with respect to such common stock after the Closing Date that would result in adjustments made to the "Optional Conversion Rate" as defined in the Certificate of Designation.

                  "Transfer Restriction Legend" has the meaning assigned to such term in Section 2.06(e)(i).

                  "Treasury Yield" means, with respect to any redemption date for the Senior Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable redemption date.

                  "Trigger Event" means the occurrence of (a) the Acceleration Trigger, (b) the Maturity Trigger, or (c) the Stock Price/Credit Downgrade Trigger.

                  "Trigger Event Notice" has the meaning assigned to such term in Section 9.04.

                  "U.S. Person" means a "U.S. person" within the meaning of Regulation S.

                  "U.S. Treasuries" means direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Transfer Restriction Legend.

                  "Unrestricted Global Note" means one or more permanent Global Notes substantially in the form of Exhibit C attached hereto that bear the Global Note Legend and that have the "Schedule of Exchanges of Interests in the Global Note" attached thereto and that are deposited with or on behalf of and registered in the name of the Depositary, representing Senior Notes that do not bear and are not required to bear the Transfer Restriction Legend.

                  "Williams Event" means the occurrence of any event described in Sections 9.01(c) through (i) and (k) with respect to Williams or the Share Trust.

                  SECTION 1.02. Rules of Construction. This Indenture and the definitions referred to in Section 1.01 shall be governed by, and construed in accordance with, the rules of construction set forth in Section 1.02 of Annex A to the Participation Agreement.

                  SECTION 1.03. Legal Holidays. In any case where any Senior Note Payment Date or any date for the making of a deposit or payment hereunder shall fall on a day which is not a Business Day, such deposit or payment need not be made on such date but may be made on the next succeeding day that is a Business Day with the same force and effect as if made on such Senior Note Payment Date; provided that no interest shall accrue on the amount so payable for such period; provided, further, that, if such next succeeding Business Day shall be in the next calendar year, such deposit or payment shall be made on the preceding Business Day.

                  SECTION 1.04. Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture, upon any application or request by the Issuers to the Indenture Trustee that the Indenture Trustee take any action under any provision of this Indenture, the Issuers shall furnish to the Indenture Trustee an Issuers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any particular application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each party providing such certificate or opinion has read such covenant or condition and the definitions herein and in the Participation Agreement relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such party, such party has made such examination or investigation as is reasonably necessary to enable such party to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (d) a statement as to whether, in the opinion of each such party, such condition or covenant has been complied with; and

                  (e) in the case of an Issuers' Certificate, a statement that no Indenture Default or Event of Default has occurred and is continuing (unless such Issuers' Certificate relates to or occurs after an Indenture Default or Event of Default in which case such Issuer's Certificate shall state that an Indenture Default or Event of Default has occurred and the action being taken with respect thereto).

                  SECTION 1.05. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any Issuers' Certificate or Opinion of Counsel of the Issuers may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the person signing such Issuers' Certificate or Opinion of Counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Issuers' Certificate or Opinion of Counsel is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of an Authorized Officer of the Issuers, Williams or any other party to the Transaction Documents, as applicable, stating that the information with respect to such factual matters is in the possession of such Person unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever, subsequent to the receipt by the Indenture Trustee of any Issuers' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Issuers which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Senior Notes issued under the authority of such defective document or instrument shall nevertheless be the valid obligation of the Issuers entitled to the benefits of this Indenture equally and ratably with all other Outstanding Senior Notes, except as aforesaid.

                                   ARTICLE II

                                THE SENIOR NOTES

                  SECTION 2.01. Forms Generally.

                  (a) The Senior Notes and the Indenture Trustee's Certificate of Authentication shall be in substantially the forms set forth in Exhibits A, B and C hereto (i) in the case of Global Notes, including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto and (ii) in the case of Definitive Notes, without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable laws or the rules of any securities exchange or Depositary or as may, consistently herewith, be determined by the Authorized Officers executing such Senior Notes, as evidenced by their execution of the Senior Notes. Any portion of the text of any Senior Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Senior Note.

                  The terms and provisions contained in the Senior Notes shall constitute, and are hereby expressly made, a part of this Indenture, and the Issuers and the Indenture Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. To the extent any provision of any Senior Note conflicts with the express provisions of this Indenture, however, the provisions of this Indenture shall govern and be controlling.

                  (b) Senior Notes offered and sold in the United States to QIBs shall be issued on the Closing Date in the form of the Rule 144A Global Note in fully registered form without interest coupons and shall represent the beneficial interests of Persons purchasing such Senior Notes. The Rule 144A Global Note shall be deposited with the Indenture Trustee, as custodian (in such capacity, the "Custodian") for the Depositary, duly executed by the Issuers and authenticated by the Indenture Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by the Depositary's rule regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Custodian as hereinafter provided. Interests in the Rule 144A Global Note shall be transferred on the Depositary's book-entry settlement system in accordance with the Applicable Procedures.

                  (c) Senior Notes offered and sold in offshore transactions to non-U.S. Persons (as defined in Regulation S) in reliance on Regulation S shall be issued on the Closing Date in the form of the Regulation S Temporary Global
Note in fully registered form without interest coupons and shall represent the beneficial interests of Persons purchasing such Senior Notes. At any time on or after the termination of the Distribution Compliance Period and upon the receipt by the Indenture Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream, certifying in accordance with Rule 903(b)(3)(ii)(B) under the Securities Act that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.06(b) hereof), and (ii) an Authentication Order from the Issuers, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in a Regulation S Global Note pursuant to the Applicable Procedures. Upon any exchange of a portion of a Regulation S Temporary Global Note for a comparable portion of a Regulation S Global Note, the Custodian shall endorse on the schedules affixed to each such Regulation S Temporary Global Note (or on continuations of such schedules affixed to each such Regulation S Temporary Global

Note and made parts thereof) appropriate notations evidencing the date of transfer and (A) with respect to the applicable Regulation S Temporary Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (B) with respect to the applicable Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the applicable Regulation S Temporary Global Note pursuant to clause (A) above. The Regulation S Temporary Global Note and the Regulation S Global Note, as applicable, will be deposited with the Custodian, duly executed by the Issuers and authenticated by the Indenture Trustee as hereinafter provided; provided that upon such deposit all such Senior Notes shall be credited to or through accounts maintained by DTC by or on behalf of Euroclear or Clearstream. The Regulation S Temporary Global Note and the Regulation S Global Note, as applicable, may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Global Note, as applicable, may from time to time be increased or decreased by adjustments made on the records of the Custodian as hereinafter provided.

                  (d) The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream, in each case, as in effect from time to time, shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Global Note that are held by Participants through Euroclear or Clearstream.

                  (e) The Issuers, in issuing the Senior Notes, may use "CUSIP," "CINS," "Common Code" and "ISIN" numbers, and, if so, the Indenture Trustee will indicate the CUSIP, CINS, Common Code and ISIN numbers of the Senior Notes in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and related materials.

                  SECTION 2.02. Authorized Amount; Interest Rate; Maturity Date; Denominations.

                  (a) The aggregate principal amount of Senior Notes which may be issued on the date hereof and outstanding at any one time under this Indenture shall not exceed $1,400,000,000.

                  (b) The Senior Notes shall bear interest at the Senior Note Rate. Interest shall accrue on the unpaid principal amount of the Senior Notes from time to time from the Closing Date, and accrued and unpaid interest will be payable semi-annually in arrears on each Interest Payment Date. Interest on the Senior Notes will be computed on the basis of the number of days elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months).

                  (c) The maturity date for the Senior Notes will be March 15, 2004 (the "Maturity Date").

                  (d) The Senior Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

                  (e) The Senior Notes shall be redeemable as provided in
Article XIV and Article XV.

                  SECTION 2.03. Execution, Authentication, Delivery and Dating.

                  (a) The Senior Notes shall be executed on behalf of the Issuers by an Authorized Officer of each of the Issuer and the Co-Issuer. The signatures of such Authorized Officers on the Senior Notes may be manual or facsimile (including in counterparts).

                  (b) Senior Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer or the Co-Issuer, shall bind the Issuer or the Co-Issuer, as the case may be, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Senior Notes or did not hold such offices at the date of issuance of such Senior Notes. With the delivery of this Indenture, each of the Issuers is furnishing, and from time to time thereafter may furnish, an Officer's Certificate identifying and certifying the incumbency and specimen signatures of its respective Authorized Officers. Until the Indenture Trustee receives a subsequent Officer's Certificate, the Indenture Trustee shall be entitled to rely on the last such Officer's Certificate delivered to it for purposes of determining the Authorized Officers of each of the Issuers. Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any Senior Note which has been duly authenticated and delivered by the Indenture Trustee.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver the Senior Notes executed by the Issuers to the Indenture Trustee for authentication, and the Indenture Trustee, upon receiving an Authentication Order, shall authenticate and deliver such Senior Notes as provided in this Indenture and not otherwise.

                  The Indenture Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate the Senior Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Senior Notes whenever the Indenture Trustee may do so. Each reference in this Indenture to authentication by the Indenture Trustee includes authentication by any such agent. An authenticating agent shall have the same rights as the Registrar and the Paying Agent to deal with Holders or any Affiliate of either of the Issuers.

                  (d) Each Senior Note authenticated and delivered by the Indenture Trustee upon Authentication Order on the Closing Date shall be dated as of the Closing Date.

                  (e) Senior Notes issued upon transfer, exchange or replacement of other Senior Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Senior Notes so transferred, exchanged or replaced.

                  (f) No Senior Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Senior Note a certificate of authentication (the "Certificate of Authentication") substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any Senior Note shall be conclusive evidence, and the only evidence, that such Senior Note has been duly authenticated and delivered hereunder.

                  SECTION 2.04. Registrar and Paying Agent; Registration.

                  (a) The Issuers shall cause to be kept at the Corporate Trust Office one or more books (the "Note Register") for the registration of the Senior Notes and the registration of transfer or exchange of any of the Senior Notes. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the Indenture Trustee. The Indenture Trustee is hereby initially appointed as security registrar (the "Registrar") for the purpose of registering Senior Notes and transfers of Senior Notes as hereinafter provided.

                  (b) The Issuers shall maintain an office or agency with a Person in the Borough of Manhattan in The City of New York where Senior Notes may be presented for payment, and United States Trust Company of New York is hereby initially appointed as Paying Agent for the Senior Notes. The Issuers shall give prompt written notice to the Indenture Trustee and the Indenture Trustee shall notify the Rating Agencies and the Noteholders of the appointment or termination of any Paying Agent or agent for notices and of the location and any change in the location of any such office or agency.

                  (c) The Issuers shall require each Paying Agent other than the Indenture Trustee to agree in writing, and the Indenture Trustee in its capacity as the initial Paying Agent hereby agrees, that the Paying Agent will hold in trust for the benefit of Holders and the Indenture Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Senior Notes and will notify the Indenture Trustee in writing of any default by the Issuers in making any such payment. While any such default continues, the Indenture Trustee may require the Paying Agent to pay all money held by it to the Indenture Trustee. The Issuers, at any time, may require the Paying Agent to pay all money held by it to the Indenture Trustee. Upon payment over to the Indenture Trustee, the Paying Agent (if other than either of the Issuers) shall have no further liability for the money. If either of the Issuers acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or insolvency proceedings relating to the Issuers, if either of the Issuers is then acting as Paying Agent, the Indenture Trustee shall thereafter serve as Paying Agent for the Senior Notes.

                  SECTION 2.05. Payments of Principal and Interest; Rights Preserved.

                  (a) Notwithstanding any provision of this Indenture or the Senior Notes to the contrary other than Sections 14.02(f) and 15.02(e), payments of all amounts which become due and payable in respect of any Senior Note other than payment in full shall be made by the Paying Agent directly to the Person in whose name that Senior Note is registered at the close of business on the Record Date for such payment, without surrender or presentation thereof to the Paying Agent.

                  (b) The Issuers hereby covenant with the Paying Agent to pay or cause to be paid to the Paying Agent, prior to 10:00 a.m., New York City time, on each Senior Note Payment Date, all amounts from time to time due and payable by them hereunder and under the Senior Notes to any Noteholder as herein and therein provided (including the manner of payment thereof).

                  (c) The unpaid principal balance of each Senior Note shall be payable on the Maturity Date thereof unless the principal of such Senior Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or as otherwise agreed between the Issuers and the Noteholders. Except as provided in Section 14.03, any repayment of principal shall be applied to repay the Senior Notes Outstanding ratably in accordance with the respective unpaid principal balances thereof. The final installment of principal on any Senior Note, whether at maturity or upon redemption, will be payable only upon surrender of such Senior Note at the Corporate Trust Office or at the specified offices of any Paying Agent and will be made to the Person surrendering such Senior Note.

                  If the due date for payment of the final installment of principal in respect of any Senior Note is not a Business Day at the place in which it is presented for payment, the Noteholder thereof will not be entitled to payment of the amount due until the next succeeding Business Day at such place and will not be entitled to any further interest or other payment in respect of any such delay.

                  (d) Interest on any Senior Note which is payable, and is punctually paid or duly provided for by the Issuers on any Senior Note Payment Date, shall be paid to the Person in whose name that Senior Note is registered at the close of business on the Record Date relating to such interest payment.

                  (e) All reductions in the principal amount of a Senior Note (or one or more predecessor Senior Notes) effected by payments of principal made on any Early Redemption Date shall be binding upon all future Holders of such Senior Notes and of any Senior Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Senior Note.

                  (f) Notwithstanding any other term of this Indenture, the Senior Notes, any other Transaction Document or otherwise, the obligations of the Issuers under the Senior Notes and this Indenture are senior secured limited recourse obligations of the Issuers, payable solely from the Security for the Senior Notes, and, following realization of the Security for the Senior Notes and application of proceeds thereof in accordance with the terms of this Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further action to recover any sums due but remaining unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. In particular, neither the Indenture Trustee nor any Noteholder nor any other party to a Transaction Document shall be entitled to petition or take any other action for the winding up or bankruptcy of either the Issuer or the Co-Issuer or shall have any claim in respect of any assets of either of the Issuers other than the Security for the Senior Notes. No recourse shall be had for the payment of any amount owing in respect of the Senior Notes or this Indenture against any trustee, trust officer, limited partner, general partner, holder of a beneficial interest, officer, director, employee, shareholder or incorporator of either of the Issuers, the Noteholders, the Indenture Trustee, the Initial Purchasers, their respective Affiliates or any of their successors or assigns. It is understood that the foregoing provisions of this paragraph (f) shall not (i) prevent recourse to the Security for the Senior Notes for the sums due or to become due under any security, instrument or agreement which is part of the Security for the Senior Notes or (ii) except as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Senior Notes or secured by this Indenture. It is further understood that the foregoing provisions of this paragraph (f) shall not limit the right of any Person to name the Issuers as party defendants in any Proceeding or in the exercise of any other remedy under the Senior Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person.

                  (g) Notwithstanding any other term of this Indenture, the Senior Notes, any other Transaction Document or otherwise, neither the Issuer nor the Co-Issuer shall have any liability whatsoever to each other under this Indenture, the Senior Notes or any other Transaction Document or otherwise, and, without prejudice to the generality of the foregoing, neither the Issuer nor the Co-Issuer shall be entitled to take any action to enforce, or bring any Proceeding in respect of, this Indenture, the Senior Notes or any other Transaction Document or otherwise, against each other. In particular, neither the Issuer nor the Co-Issuer shall petition or take any other steps for the winding up or bankruptcy of the other or shall have any claim in respect of any assets of the other (other than a claim by the Issuer as a shareholder of the Co-Issuer).

                  (h) Subject to the foregoing provisions of this Section 2.05, each Senior Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Note shall carry the rights of unpaid interest and principal that were carried by such other Senior Note.

                  (i) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Senior Notes, if the Senior Notes have become or been declared due and payable following an Event of Default or a Trigger Event and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Senior Notes shall be made in accordance with Section 5.05(d).

                  SECTION 2.06. Transfer and Exchange of Senior Notes.

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Issuers for Definitive Notes if (i) the Issuers deliver to the Indenture Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary or (ii) the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Indenture Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Issuers for Definitive Notes prior to (A) the expiration of the Distribution Compliance Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in clause (i) or clause (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Indenture Trustee in writing. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Section
2.07. Every Senior Note authenticated and delivered in exchange for, or in lieu of, any Global Note or any portion thereof, pursuant to this Section 2.06 or
Section 2.07, shall be authenticated and delivered in the form of, and shall be, a Global Note or a Definitive Note, as the case may be. A Global Note may not be exchanged for another Senior Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Sections 2.06(b) and (c).

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                           (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Transfer Restriction Legend. Prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than any Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                           (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged, (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase and (C) such other information or documentation as may be required by Section 2.06(b)(iii) and (iv), if any. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Senior Notes or otherwise applicable under the Securities Act, the Indenture Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(f).

                           (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                                    (A) if the transferee will take delivery in
                  the form of a beneficial interest in the Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit D, including the certifications in item (1) thereof; and

                                    (B) if the transferee will take delivery in
                  the form of a beneficial interest in the Regulation S Temporary Global Note, then the transferor must deliver a certificate in the form of Exhibit D, including the certifications in item (2) thereof.

                           (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any owner thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.06(b)(ii) above and the Registrar receives the following:

                                    (A) if the owner of such beneficial interest
                  in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such owner in the form of Exhibit E hereto, including the certifications in item
                  (1)(a) thereof; or

                                    (B) if the owner of such beneficial interest
                  in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such owner in the form of Exhibit D hereto, including the certifications in item
                  (4) thereof;

         and, in each such case set forth above, if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein are no longer required in order to maintain compliance with the Securities Act.

                           If any such exchange or transfer is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.03 hereof, the Indenture Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred as set forth above.

                           (v) Transfer or Exchange of Beneficial Interests in Unrestricted Global Notes for Beneficial Interests in Restricted Global Notes Prohibited. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) Exchange of Beneficial Interests for Definitive Notes.

                           (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If Definitive Notes are required to be issued pursuant to Section 2.06(a), an owner of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for a

         Restricted Definitive Note in accordance with Section 2.06(a) only upon receipt by the Registrar of a certificate from such owner in the form of Exhibit E hereto, including the certifications in item (2) thereof, the Indenture Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(f) hereof, and the Issuers shall execute and the Indenture Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the owner of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Indenture Trustee shall deliver such Definitive Notes to the Persons in whose names such Senior Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this
         Section 2.06(c)(i) shall bear the Transfer Restriction Legend and shall be subject to all restrictions on transfer contained therein.

                           (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. If Definitive Notes are required to be issued pursuant to Section 2.06(a), an owner of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note in accordance with Section 2.06(a) only if the Registrar receives a certificate from such owner in the form of Exhibit E hereto, including the certifications in item
         (1)(b) thereof and, if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Transfer Restriction Legend are no longer required in order to maintain compliance with the Securities Act.

                           (iii) Exchange of Beneficial Interests in
         Unrestricted Global Notes to Restricted Definitive Notes Prohibited. Beneficial Interests in an Unrestricted Global Note cannot be exchanged for a Restricted Definitive Note.

                           (iv) Exchange of Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If Definitive Notes are required to be issued pursuant to Section 2.06(a), an owner of a beneficial interest in an Unrestricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note in accordance with Section 2.06(a) only upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof (other than Section 2.06(b)(ii)(C)), the Indenture Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(f) hereof, and the Issuers shall execute and the Indenture Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the owner of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Indenture Trustee shall deliver such Definitive Notes to the Persons in whose names such Senior Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall not bear the Transfer Restriction Legend.

                  (d) Transfer and Exchange of Definitive Notes for Definitive Notes.

                           (i) Following the issuance of Definitive Notes in exchange for the Global Notes pursuant to Section 2.06(a), upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(d), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(d).

                           (ii) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                                    (A) if the transfer will be made pursuant to
                  Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (1) thereof; or

                                    (B) if the transfer will be made pursuant to
                  any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications required by item (3) thereof, if applicable.

                            (iii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Registrar receives the following:

                                    (A) if the Holder of such Restricted
                  Definitive Note proposes to exchange such Senior Note for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit E hereto, including the certifications in item (1)(c) thereof; or

                                    (B) if the Holder of such Restricted
                  Definitive Note proposes to transfer such Senior Note to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (4) thereof;

         and, in each such case set forth above, if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Transfer Restriction Legend are no longer required in order to maintain compliance with the Securities Act.

                           (iv) Transfer or Exchange of Unrestricted Definitive Notes to Restricted Definitive Notes Prohibited. An Unrestricted Definitive Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a Restricted Definitive Note.

                           (v) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Senior Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

                  (e) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                           (i) Transfer Restriction Legend. (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Senior Notes issued in exchange therefor or substitution thereof) shall bear the legend (the "Transfer Restriction Legend") in substantially the following form:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT HAS ACQUIRED THIS
         NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; AND (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY ) OR THE LAST DAY ON WHICH EITHER OF THE ISSUERS OR ANY AFFILIATE OF EITHER OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO EITHER OF THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO SUBCLAUSE (D) OR (E) OF THIS CLAUSE (2) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, A CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND PROVIDED THAT A CERTIFICATION OF TRANSFER IN THE FORM PROVIDED IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE INDENTURE TRUSTEE IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE. THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE TRANSFER CERTIFICATE RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THE CERTIFICATE TO THE INDENTURE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF

         THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                           (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraph (b)(iv), (c)(ii),
         (c)(iv), (d)(iii) or (d)(v) to this Section 2.06 (and all Senior Notes issued in exchange therefor or substitution thereof) shall not bear the Transfer Restriction Legend.

                           (ii) Global Note Legend. Each Global Note shall bear a legend (the "Global Note Legend") in substantially the following form:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO EITHER OF THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE INDENTURE."

                           (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend (the "Regulation S Temporary Global Note Legend") in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR PERMANENT OR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN)."

                  (f) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Indenture Trustee in accordance with
Section 2.09. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Senior Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Indenture Trustee or by the Depositary at the direction of the Indenture Trustee to reflect such reduction; and, if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Indenture Trustee or by the Depositary at the direction of the Indenture Trustee to reflect such increase.

                  (g) General Provisions Relating to Transfers and Exchanges.

                           (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Indenture Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

                           (ii) No service charge shall be made to an owner of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                           (iii) The Registrar shall not be required to register the transfer or exchange of any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

                           (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                           (v) The Issuers shall not be required (A) to issue, to register the transfer of or to exchange any Senior Notes during a period beginning at the opening of business 15 days before the day of any selection of Senior Notes for redemption under Section 14.03 and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Senior Note so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part, or (C) to register the transfer of or to exchange a Senior Note between a Record Date and the next succeeding Senior Note Payment Date.

                           (vi) Prior to due presentment for the registration of a transfer of any Senior Note, the Indenture Trustee, the Paying Agent, the Registrar and the Issuers may deem and treat the Person in whose name such Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Senior Notes and for all other purposes, and none of the Indenture Trustee, the Paying Agent, the Registrar or the Issuers shall be affected by notice to the contrary.

                           (vii) The Indenture Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.03.

                           (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

                  SECTION 2.07. Replacement of Lost, Mutilated or Stolen Senior Notes. In case any Senior Note shall become mutilated or defaced or be lost, destroyed or stolen, then on the terms herein set forth, and not otherwise, the Issuers shall execute and the Indenture Trustee shall authenticate and deliver to the registered Holder a new Senior Note of like tenor and date, and bearing such identifying number or designation as the Indenture Trustee may determine, in exchange and substitution for, and upon cancellation of, the mutilated or defaced Senior Note, or in lieu of and in substitution for the same if lost, destroyed or stolen. The applicant for a new Senior Note pursuant to this
Section 2.07 shall, in the case of any mutilated or defaced Senior Note, surrender such Senior Note to the Indenture Trustee and furnish to the Indenture Trustee, in the case of any lost, destroyed or stolen Senior Note, evidence satisfactory to the Indenture Trustee of such loss, destruction or theft and, in each case, evidence satisfactory to the Indenture Trustee of the ownership and authenticity of such Senior Note and shall pay all expenses and charges of such substitution and furnish such security or indemnity as may be reasonably required by the Indenture Trustee and the Issuers to indemnify and defend and save and hold them harmless. Any defaced or mutilated Senior Note shall be destroyed by the Indenture Trustee, or retained in accordance with its standard retention policy, upon delivery by it of a new Senior Note to the Holder.

                  SECTION 2.08. Taxes.

                  (a) Any and all payments by the Issuers to or for the account of any Noteholder or the Indenture Trustee hereunder, under any Senior Note or under any other Transaction Document shall be made without set-off or counterclaim and, except as otherwise required by law, free and clear of and without deduction for any and all Taxes. If any Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder, under any Senior Note or under any other Transaction Document to any Noteholder or the Indenture Trustee, the Indenture Trustee shall make such deduction and shall pay such Taxes directly to the relevant taxing authority or other authority in accordance with applicable law. Within 30 days after the payment of any Taxes by the Indenture Trustee, the Indenture Trustee shall promptly deliver to the relevant Noteholder or Noteholders such receipts together with the original or a certified copy of any receipts evidencing payment of any Taxes paid directly by the Indenture Trustee. No additional amounts shall be payable by the Issuers to any Noteholder in respect of Taxes required to be deducted or withheld.

                  (b) The Indenture Trustee shall collect such duly completed forms or other certifications from each Noteholder as shall permit such Noteholder to receive payments under the Senior Notes without withholding or deduction on account of Taxes and shall promptly forward copies of such forms to the Issuer. In addition, the Indenture Trustee shall, to the extent it is legally able to do so, execute and file such forms and take such other actions as are reasonably necessary to permit payments under the Senior Notes to be made without withholding or deduction on account of Taxes.

                  (c) The Senior Notes have been issued with the intention that such Senior Notes will qualify under applicable Federal, state and local income tax law as indebtedness secured by the Security for the Senior Notes. Each of the Issuer and the Co-Issuer and each Noteholder, by its acceptance of a Senior Note, agrees to treat the Senior Notes as indebtedness of the Issuer for purposes of Federal, state and local income or franchise taxes or for any other tax imposed on or measured by income and agrees that, to the extent it is required to report any item of income, gain, loss, deduction or credit relating to the Senior Notes for United States Federal, state or local income tax purposes, it shall report such item in a manner consistent with the characterization intended by this Section 2.08(c) and shall not take any contrary position on any tax return or report relating to the United States Federal, state or local income taxes or take any other action which is inconsistent with such characterization. The Issuers covenant and agree to exercise at all times such rights, powers and obligations they may have through an office located in Delaware or New York.

                  SECTION 2.09. Cancellation. All Senior Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen pursuant to Section 2.07, shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. All canceled Senior Notes held by the Indenture Trustee shall be destroyed or held by the Indenture Trustee in accordance with its standard retention policy.

                                   ARTICLE III

                          SUPPORT FOR THE SENIOR NOTES

                  SECTION 3.01. Support for the Senior Notes; Grant of Lien. In order to secure (x) the payment of principal of, premium, if any, and interest on the Senior Notes Outstanding according to their tenor, purport and effect and all other amounts payable by the Issuers hereunder and under the Senior Notes and (y) the payment of the Issuer's Reimbursement Obligations to Williams under the

Liquidity Agreement and the Remarketing and Support Agreement, and in order to secure the performance and observance by the Issuers of all their covenants, agreements and conditions contained herein (including, without limitation, the obligations set forth in Section 11.07), in the other Transaction Documents and in the Senior Notes (collectively, the "Secured Obligations"), the Issuers have executed and delivered this Indenture and have Granted and do hereby Grant to the Indenture Trustee, on and subject to the terms set forth in this Indenture, a security interest in and Lien on all right, title and interest of the Issuers, whether now owned or hereafter acquired, in, to and under the following (the "Security for the Senior Notes"):

                  (a) all of the rights of each of the Issuer and the Co-Issuer, excluding Excepted Rights, under the Participation Agreement and the other Transaction Documents (other than the Note Purchase Agreement, the Senior Notes and this Indenture) to which it is a party;

                  (b) the WCG Note and all of the rights of the Issuer as holder of the WCG Note (including its rights under the WCG Note Indenture and the WCG Note Reset Remarketing Agreement);

                  (c) all of the rights of each of the Issuer and the Co-Issuer in respect of the Indenture Interest Account and the Indenture Redemption Account, all amounts credited to such Indenture Accounts pursuant to the applicable provisions of this Indenture and all investments of such amounts pursuant to the applicable provisions of this Indenture, including all securities, financial assets and securities entitlements carried in such Indenture Accounts; and

                  (d) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in or credited to the Indenture Interest Account and the Indenture Redemption Account, whether in the form of cash or invested in instruments, securities or other property, including all property hereafter required to be subject to the Lien of this Indenture by any instrument supplemental hereto.

                  The Senior Notes shall also benefit from the support provided by the Share Trust (including the Pledged Share Trust Reserve Account) and the obligations of Williams under the Remarketing and Support Agreement; provided that the rights of the Indenture Trustee under the Remarketing and Support Agreement, and to any proceeds of such rights, are solely for the benefit of the Noteholders and will not in any way benefit the Issuer or the holder of the WCL Interest.

                  The Indenture Trustee shall receive and shall at all times retain possession, as secured party (subject to the terms of the Transaction Documents), of (i) any instrument evidencing the WCG Note, accompanied by an instrument of transfer duly executed in blank and (ii) any instrument evidencing the Williams Demand Loan or successor instrument constituting the Share Trust Reserve, accompanied by an instrument of transfer duly executed in blank.

                  SECTION 3.02. Noteholders and Williams Equally and Ratably Secured. The Security for the Senior Notes shall be held by the Indenture Trustee, as secured party, for the equal and proportionate benefit, security and protection of:

                  (a) all Holders of the Senior Notes issued under and secured by this Indenture, without privilege, priority or distinction as to Lien or otherwise of any of the Senior Notes over any of the other Senior Notes, except as otherwise expressly provided in this Indenture, and for the benefit, security and protection of the Noteholders with respect to the payment of all amounts payable to the Noteholders out of the Indenture Accounts to the extent herein provided; provided, however, that, if the Issuers, their successors or assigns shall pay, or cause to be paid, the principal of and premium, if any, on the Senior Notes and the interest due or to become due thereon, then upon such final payment this Indenture and the Liens created hereby shall cease, and the Indenture Trustee shall, at the expense and written direction of the Issuers, execute and deliver such assignments, termination statements or other instruments required or reasonably requested and prepared by the Issuers to effect and evidence such termination; and

                  (b) Williams, only in respect of the Issuer's Reimbursement Obligations to Williams pursuant to Section 27 of the Remarketing and Support Agreement and Section 3 of the Liquidity Agreement.

                  SECTION 3.03. The Issuer's Obligations; Appointment of Attorney; Further Assurances; Release.

                  (a) It is expressly agreed that, notwithstanding anything to the contrary contained herein, the Issuer shall remain liable under each of the Transaction Documents to which it is a party to perform all of the obligations, if any, assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof.

                  (b) The Issuer does hereby constitute the Indenture Trustee to the extent permitted by Applicable Law the true and lawful attorney of the Issuer, irrevocably, with full power (in the name of the Issuer or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Issuer under or arising out of the Security for the Senior Notes and all other property which now or hereafter constitutes part of the Security for the Senior Notes or to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any Proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises, subject to Section 9.04. The Issuer agrees that, promptly upon receipt thereof, it will transfer to the Indenture Trustee any and all moneys from time to time received by it constituting part of the Security for the Senior Notes for distribution by the Indenture Trustee pursuant to this Indenture, except that the Issuer shall accept for distribution pursuant to the Issuer Trust Agreement any amounts distributed to it by the Indenture Trustee as expressly provided in this Indenture.

                  (c) The Issuer agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Issuer will promptly and duly execute and deliver or cause to be executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem to be necessary in order to obtain the full benefits of this assignment and of the rights and powers herein granted.

                  (d) One year and one day after the payment in full of the Secured Obligations, all Security for the Senior Notes shall be released from the Lien of this Indenture and all rights of the Indenture Trustee, the Noteholders and Williams in respect thereof under this Article III or pursuant to any other Transaction Document, other than any rights of the Indenture Trustee to indemnity with respect thereto pursuant to any Transaction Document, shall automatically terminate.


                                   ARTICLE IV

                                    ISSUANCE

                  SECTION 4.01. Conditions to Issuance. The issuance by the Issuers and the authentication by the Indenture Trustee of the Senior Notes on initial issuance shall be subject to the satisfaction of the following conditions on or prior to the Closing Date:

                  (a) the Indenture Trustee shall have received fully executed copies of each of the Transaction Documents to which the Issuer or the Co-Issuer is a party (other than this Indenture and the Senior Notes);

                  (b) the Indenture Trustee shall have received certificates from each of the Issuers in form and substance reasonably satisfactory to it and counsel for the Initial Purchasers to the effect that the representations and warranties of such Person in the Transaction Documents shall be true on and as of the Closing Date as if made on and as of such date (except to the extent (i) specifically limited to an earlier date, (ii) modified to give effect to the transactions contemplated by the Transaction Documents or (iii) waived) and that the conditions precedent to the issuance of the Senior Notes contained in any other Transaction Document have been fulfilled (or waived);

                  (c) the Indenture Trustee shall have received a certificate of an Authorized Officer of Williams, in form and substance reasonably satisfactory to the Indenture Trustee and counsel for the Initial Purchasers to the effect that immediately before and immediately after the issuance of the Senior Notes on the Closing Date no Indenture Default or Event of Default shall have occurred and be continuing;

                  (d) the Indenture Trustee shall have received evidence that Williams issued to the Share Trust shares of the Williams Preferred Stock with an initial aggregate liquidation preference in an amount equal to $1,400,000,000 in accordance with the Share Trust Agreement in form and substance reasonably satisfactory to the Indenture Trustee and counsel for the Initial Purchasers;

                  (e) the Indenture Trustee shall have received evidence that Williams authorized and reserved 110,000,000 shares of Williams Common Stock issuable upon conversion of the Williams Preferred Stock;

                  (f) the Indenture Trustee shall have received letters from (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for Williams,
         (ii) Crowe and Dunlevy, special counsel for WCG and WCL, (iii) William
         G. von Glahn, internal counsel of Williams, WCG and WCL, (iv) Jones, Day, Reavis & Pogue, special counsel for the Issuers, WCG and WCL and
         (v) Richards, Layton & Finger, P.A., special Delaware counsel for the Issuers, each entitling it to rely upon certain opinions delivered by such counsel pursuant to the Participation Agreement;

                  (g) the purchase of the Senior Notes will (i) be permitted by the laws and regulations of each jurisdiction to which the Initial Purchasers are subject, (ii) not violate any Applicable Law and (iii) not subject any Initial Purchaser to any Taxes, penalty or liability under or pursuant to any Applicable Law;

                  (h) no invalidation of Rule 144A or Regulation S under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the SEC or any amendment or proposed amendment thereof by the SEC which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Senior Notes as contemplated herein shall have occurred;

                  (i) the Indenture Trustee shall have received letters from Moody's rating the Senior Notes "Baa3" or better, S&P rating the Senior Notes "BB+" or better and Fitch rating the Senior Notes "BBB-" or better, in form and substance reasonably satisfactory to the Indenture Trustee and the Initial Purchasers;

                  (j) the Indenture Trustee shall have received (i) Uniform Commercial Code Financing Statements signed by the Issuer, in form and substance reasonably satisfactory to the Indenture Trustee and the Initial Purchasers, (ii) the instrument evidencing the WCG Note accompanied by an instrument of transfer duly executed in blank and
         (iii) the instrument evidencing the Williams

         Demand Loan constituting the Share Trust Reserve accompanied by an instrument of transfer duly executed in blank; and

                  (k) the Indenture Trustee shall have received, from each of the Issuer and the Co-Issuer, an Officer's Certificate attaching Organizational Documents and resolutions, if applicable, relating to the existence of such Person, the trust authority or corporate authority for and the validity of this Indenture, the Senior Notes and the other Transaction Documents and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Indenture Trustee and counsel for the Initial Purchasers.

                  SECTION 4.02. Waiver of Conditions to Issuance. If any of the foregoing conditions shall not be satisfied upon the issuance of the Senior Notes, such conditions shall be deemed to have been waived by the Indenture Trustee by its authentication of the Senior Notes and by the Initial Purchasers and each Noteholder by their acceptance of a Senior Note.

                                    ARTICLE V

                             THE INDENTURE ACCOUNTS

                  SECTION 5.01. Establishment of Indenture Accounts.

                  (a) The Securities Intermediary hereby acknowledges and agrees that it has established, on the books and records of its office in New York, the "Indenture Interest Account," bearing account number 04000893, the "Indenture Redemption Account," bearing account number 04000894, and the "Pledged Share Trust Reserve Account," bearing account number 04000895, each in the name of the Indenture Trustee on behalf of the Noteholders and Williams, and each of which are under the sole dominion and control of the Indenture Trustee. The Indenture Trustee hereby acknowledges and agrees that it has established, on its books and records of its office in New York, the "Share Trust Proceeds Account" (together with the Pledged Share Trust Reserve Account, the "Share Trust Accounts" and, the Share Trust Accounts, together with the Indenture Interest Account and the Indenture Redemption Account, the "Indenture Accounts") in the name of the Indenture Trustee on behalf of the Noteholders and Williams, and under the sole dominion and control of the Indenture Trustee. In addition, the Securities Intermediary hereby agrees that (A) each Indenture Account (other than the Share Trust Proceeds Account) is and shall be maintained by the Securities Intermediary as a "securities account" (within the meaning of Section 8-501 of the New York UCC), (B) the "securities intermediary's jurisdiction" (within the meaning of Article 8 of the New York UCC) of the Securities Intermediary is the State of New York, (C) all cash and other property in each Indenture Account (other than the Share Trust Proceeds Account) will be treated by the Securities Intermediary as a "financial asset" (as defined in Section 8-102(a)(9) of the New York UCC) for the purposes of Article 8 of the New York UCC, (D) the "entitlement holder" (as such term is defined in Section 8-102(a)(7) of the New York UCC) for the purposes of Article 8 of the New York UCC shall be the Indenture Trustee for the benefit of the Noteholders and (E) the Securities Intermediary shall act as a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the New York UCC) in maintaining the Indenture Accounts established by it and shall credit to each such Indenture Account each financial asset to be held in or credited to each such Indenture Account pursuant to this Indenture. To the extent, if any, that the Indenture Trustee is deemed to hold directly, as opposed to having a security entitlement in, any financial asset held by the Securities Intermediary for the Indenture Trustee, the Securities Intermediary hereby agrees that it is holding such financial asset as the agent of the Indenture Trustee and hereby expressly acknowledges and agrees that it has received notification of the Indenture Trustee's security interest in such financial asset and that it is holding possession of such financial asset for the benefit of the Indenture Trustee.

                  (b) Each Indenture Account (other than the Share Trust Proceeds Account) shall remain at all times with a securities intermediary having a combined capital and surplus of at least $150,000,000 and having a long-term debt rating of at least "A3" by Moody's, at least "A-" by S&P and at least "A-" by Fitch. The Securities Intermediary will give notice to the Issuers and the Noteholders of the location of the Indenture Accounts established by it and of any change thereof (provided that, except with respect to such a change in connection with the appointment of a successor securities intermediary in accordance with Section 11.14, no such change shall be made without the prior approval of the Majority Noteholders), prior to the use thereof. Any income received by the Indenture Trustee with respect to the balance from time to time on deposit in each Indenture Account, including any interest or capital gains on investments in overnight securities made with amounts on deposit in each Indenture Account, shall be credited to the applicable Indenture Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Indenture Interest Account and the Indenture Redemption Account together with any investments in overnight securities from time to time made with such amounts pursuant to this Article V shall constitute part of the Security for the Senior Notes and shall be held for the benefit of the Noteholders, Williams, the Indenture Trustee and the Issuer as their interests shall appear hereunder and shall not constitute payment of the Secured Obligations (or any other obligations to which such funds are provided hereunder to be applied) until applied thereto as hereinafter provided. All right, title and interest in and to the cash amounts on deposit from time to time in the Pledged Share Trust Reserve Account and the Share Trust Proceeds Account together with any investments in overnight securities from time to time made with such amounts pursuant to this Article V shall not constitute part of the Security for the Senior Notes and shall be held for the benefit of the Noteholders, Williams, the Indenture Trustee and the Share Trust as their interests shall appear hereunder and shall not constitute payment of the Secured Obligations (or any other obligations to which such funds are provided hereunder to be applied) until applied thereto as hereinafter provided.

                  (c) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any of the Indenture Accounts established by it, or any "financial asset" (as defined in Section 8-102(a)(9) of the New York UCC) credited thereto, or any "security entitlement" (as defined in Section 8-102(a)(17) of the New York UCC) with respect thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The financial assets (as defined in Section 8-102(a)(9) of the New York UCC) or any "security entitlement" (as defined in Section 8-102(a)(17) of the New York UCC) with respect thereto, standing to the credit of such Indenture Accounts, will not be subject to deduction, set-off, banker's lien or any other right in favor of any Person other than the Indenture Trustee (except the face amount of any checks which have been credited to any such Indenture Account but are subsequently returned unpaid because of uncollected or insufficient funds).

                  (d) There are no other agreements entered into between the Securities Intermediary, the Indenture Trustee, the Issuer and the Share Trust with respect to the Indenture Accounts other than as provided hereunder and under the other Transaction Documents. In the event of any conflict between this
Section 5.01 (or any portion thereof), any other provision of this Indenture or any other agreement now existing or hereafter entered into, the terms of this
Section 5.01 shall prevail.

                  (e) The Indenture Trustee shall make or direct the Securities Intermediary to make, to the extent required or authorized hereunder, withdrawals from each Indenture Account: (i) to withdraw any amount deposited in each Indenture Account and not required to be deposited therein; (ii) to make required payments to the parties entitled thereto pursuant to Section 5.05; and
(iii) to clear and terminate such Indenture Accounts upon satisfaction and discharge of this Indenture pursuant to Article X.

                  (f) The Issuers shall promptly deposit with the Indenture Trustee, for credit to the Indenture Interest Account and the Indenture Redemption Account in accordance with this Article V, any funds the Issuers may receive in respect of payments on the Security for the Senior Notes due after the Closing Date. The Indenture Trustee shall be accountable for all funds deposited into the Indenture

Accounts and shall pay and apply such funds in accordance with the provisions of this Article V. Any amounts withdrawn under Section 5.01(e)(i) shall either be paid to the party entitled to such funds or shall be deposited into the appropriate Indenture Account, as applicable.

                  (g) Any and all amounts on deposit in any Indenture Account shall, until withdrawn in accordance with this Article V, be invested by the Indenture Trustee or the Securities Intermediary in Financial Investments described in clause (b) of the definition thereof unless otherwise directed in writing by the Issuer, with respect to the Indenture Interest Account and the Indenture Redemption Account, or Williams, with respect to the Share Trust Accounts, from time to time. Any proceeds of Financial Investments in excess of the amount required to redeem or prepay the Secured Obligations under the terms hereof and any losses generated by such Financial Investments shall be reflected in the payments made pursuant to Section 5.05.

                  (h) The Indenture Trustee shall, as an express trust solely for the benefit of the Noteholders and Williams, possess all right, title and interest in all funds on deposit from time to time in the Share Trust Proceeds Account, and in all proceeds thereof (including all income thereon), and the Issuer shall have no right, title or interest therein.

                  SECTION 5.02. Indenture Interest Account.

                  (a) The Issuer shall deposit or cause to be deposited into the Indenture Interest Account, by 10:00 a.m. New York City time, at least one Business Day before each Interest Payment Date, all payments from WCG from or in respect of interest on the WCG Note.

                  (b) The Issuer shall deposit or cause to be deposited into the Indenture Interest Account all payments made by Williams in accordance with the Liquidity Agreement in respect of the Liquidity Option (such amounts deposited in respect of clauses (a) and (b) collectively, the "Semi-Annual Cash Flow").

                  SECTION 5.03. Indenture Redemption Account. The Issuer shall deposit or cause to be deposited into the Indenture Redemption Account (a) all payments from WCG in respect of any prepayment of the WCG Note, in whole or in part, (b) proceeds from a Reset Sale in accordance with Section 9.04(i)(i) and
(c) proceeds from a sale of the WCG Note in accordance with Sections 9.04(i)(ii), (iii) or (iv); provided that any such amounts that are not specified in a notice to the Indenture Trustee to fund an Early Redemption shall be invested in accordance with Section 5.01(g) in Financial Investments maturing no later than the Maturity Date; provided further that if, following the payment in full of the Secured Obligations, amounts are subsequently deposited into the Indenture Redemption Account, then by 9:00 a.m. the Business Day after such amounts are deposited into the Indenture Redemption Account, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Redemption Account and pay such amount to the Issuer.

                  SECTION 5.04. Share Trust Accounts.

                  (a) Pledged Share Trust Reserve Account. (i) The Indenture Trustee, on behalf of the Share Trust, shall deposit or cause to be deposited into the Pledged Share Trust Reserve Account (x) the cash proceeds of the Williams Demand Loan constituting the Share Trust Reserve and (y) all payments from Williams or any successor obligor in respect of the Share Trust Reserve. The Issuer shall have no right, title or interest in or to the Share Trust Reserve or any funds or assets therein.

                  (ii) Upon the occurrence of an Early Redemption in accordance with Article XIV hereof, the Indenture Trustee shall (x) pursuant to and in accordance with Section 5.10 of the Share Trust Security Agreement, release an amount of the Share Trust Reserve in proportion to the principal amount of Senior Notes that have been redeemed and (y) provide written notice to Williams and the Share Trust of any such release, which notice shall include the release date, the amount released and the amount remaining in the Share Trust Reserve.

                  (b) Share Trust Proceeds Account. The Indenture Trustee, on behalf of Williams, shall deposit or cause to be deposited into the Share Trust Proceeds Account (i) all amounts received by it pursuant to Section 7(a), 7(b), 7(c) or 8(h) of the Remarketing and Support Agreement in connection with the remarketing of the New Series or the Shares under the Remarketing and Support Agreement, (ii) all amounts received by it from Williams pursuant to Section 7(d) of the Remarketing and Support Agreement in connection with Williams' exercise of the Share Trust Release Option, (iii) all amounts received by it in respect of Redemption Proceeds pursuant to Section 4.03(a) of the Share Trust Agreement and (iv) all amounts received by it from Williams pursuant to Section 8(g) of the Remarketing and Support Agreement in connection with a Failed Remarketing.

                  SECTION 5.05. Payments.

                  (a) General. (i) By 10:00 a.m. New York City time on any Interest Payment Date, the Indenture Trustee shall give written notice to Williams, the Issuers and the Share Trustee (the "Shortfall Notice") if the Amount Available in the Indenture Interest Account, the Share Trust Proceeds Account and the Indenture Redemption Account is not sufficient to pay the Senior
Note Interest Amount and any Administrative Expenses due and owing under this
Section 5.05 as of such Interest Payment Date, which notice shall specify the amount of the shortfall and also constitute a conditional demand on the Share Trust Reserve in an amount equal to the amount of the shortfall if the Indenture Trustee does not otherwise receive such amount by the fifth Business Day following such Interest Payment Date (either from Williams' exercise of the Liquidity Option or from WCG).

                  (ii) If Williams has not exercised the Liquidity Option pursuant to the Liquidity Agreement and the Indenture Trustee has not received the amount of the shortfall specified in the applicable Shortfall Notice by the open of business on the fifth Business Day following any Interest Payment Date, by 10:00 a.m. on such fifth Business Day, the Indenture Trustee shall give written notice to Williams, the Issuers and the Share Trustee (the "Demand Notice"), which notice shall constitute a demand for immediate payment on the Share Trust Reserve in an amount equal to the amount of such shortfall.

                  (iii) (A) If Williams shall have exercised the Liquidity Option pursuant to the Liquidity Agreement and the Noteholders have received the Senior Note Interest Amount pursuant to Section 5.05(b)(ii) and (B) WCG subsequently deposits money in respect of interest on the WCG Note with the Indenture Trustee, by 9:00 a.m. the Business Day after any such deposit by WCG, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Interest Account and pay such amount to Williams as payment of the Liquidity Reimbursement Obligations.

                  (b) Payments Relating to each Interest Payment Date. (i) If no Shortfall Notice has been given pursuant to Section 5.05(a)(i), by 10:00 a.m. New York City time on each Interest Payment Date, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Interest Account, the Share Trust Proceeds Account and the Indenture Redemption Account and pay such amounts, in the manner and in the order of priority as follows:

                           first, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account, to the Paying Agent for the payment of any Administrative Expenses;

                           second, from amounts credited to the Indenture Interest Account to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, in the amount of any and all accrued and unpaid Senior Note Interest Amount; and

                           third, (i) any amounts remaining in the Share Trust Proceeds Account and the Indenture Redemption Account to be invested in accordance with Section 5.01(g) and (ii) any amounts remaining in the Indenture Interest Account, to the Issuer to be applied in accordance with the Issuer Trust Agreement.

                  (ii) If a Shortfall Notice has been given pursuant to Section 5.05(a)(i) above and Williams has exercised the Liquidity Option pursuant to the Liquidity Agreement, by 10:00 a.m. on the third Business Day after the relevant Interest Payment Date, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Interest Account, the Share Trust Proceeds Account and the Indenture Redemption Account and pay such amounts, in the manner and in the order of priority as follows:

                           first, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account, to the Paying Agent for the payment of any Administrative Expenses;

                           second, from amounts credited to the Indenture Interest Account to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, in the amount of any and all accrued and unpaid Senior Note Interest Amount; and

                           third, (i) any amounts remaining in the Share Trust Proceeds Account and the Indenture Redemption Account to be invested in accordance with Section 5.01(g) and (ii) any amounts remaining in the Indenture Interest Account to be paid (A) first to Williams in an amount up to the amount of the Liquidity Reimbursement Obligations and
         (B) second to the Issuer to be applied in accordance with the Issuer Trust Agreement.

                  (iii) If a Demand Notice has been given pursuant to Section 5.05(a)(ii) above, by 12:00 noon on the fifth Business Day after the relevant Interest Payment Date, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Interest Account, the Share Trust Proceeds Account, the Indenture Redemption Account and the Pledged Share Trust Reserve Account and pay such amounts, in the manner and in the order of priority as follows:

                           first, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account and, to the extent the Amount Available therein is not sufficient, from the Pledged Share Trust Reserve Account, to the Paying Agent for the payment of any Administrative Expenses;

                           second, from amounts credited to the Indenture Interest Account and the Pledged Share Trust Reserve Account to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, in the amount of any and all accrued and unpaid Senior Note Interest Amount; and

                           third, any amounts remaining in any Indenture Account to be invested in accordance with Section 5.01(g).

                  (iv) Each Noteholder shall be deemed, by its acceptance of a Senior Note, to agree that, in case of any excess payment to it, it shall promptly remit to the Indenture Trustee for payment in accordance with the terms of this Section 5.05(b) any such excess payment it has received. The Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this Section 5.05(b), and any remainder shall be paid in accordance with priority third of Section 5.05(b)(i), (ii) or (iii), as applicable.

                  (c) Payments on the Maturity Date. By 10:00 a.m. New York
City time on the Maturity Date (assuming no Trigger Event shall have occurred), the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from each Indenture Account and pay such amounts, in the manner and in the order of priority as follows:

                           first, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account and, to the extent the Amount Available therein is not sufficient, from the Pledged Share Trust Reserve Account, to the Paying Agent for the payment of Administrative Expenses;

                           second, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account and, to the extent the Amount Available therein is not sufficient, from the Pledged Share Trust Reserve Account, to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, in the amount of any and all accrued and unpaid Senior Note Interest Amount;

                           third, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account and, to the extent the Amount Available therein is not sufficient, from the Pledged Share Trust Reserve Account, to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, as a payment of principal, until such principal is reduced to zero;

                           fourth, to the extent that (i) Williams has exercised the Liquidity Option in accordance with the Liquidity Agreement or (ii) Williams has exercised the Share Trust Release Option in accordance with Section 7(d) of the Remarketing and Support Agreement, from any amounts remaining in the Indenture Accounts, to Williams in an amount up to the amount of the Issuer's Reimbursement Obligations to Williams; and

                           fifth, any amounts remaining in the Indenture Accounts, to the Issuer to be applied in accordance with the Issuer Trust Agreement.

                  Each Noteholder shall be deemed by its acceptance of a Senior Note to agree that, in case of any excess payment to it, it shall promptly remit to the Indenture Trustee for payment in accordance with the terms of this
Section 5.05(c) any such excess payment it has received. The Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this

Section 5.05(c), and any remainder in such Indenture Accounts shall be paid in accordance with priority fifth of this Section 5.05(c).

                  (d) Payments on a Mandatory Redemption Date. By 10:00 a.m. on any Mandatory Redemption Date, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from each Indenture Account and pay such amounts, in the manner and in the order of priority as follows:

                           first, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account and, to the extent the Amount Available therein is not sufficient, from the Pledged Share Trust Reserve Account, to the Paying Agent for the payment of Administrative Expenses;

                           second, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Share Trust Proceeds Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account and, to the extent the Amount Available therein is not sufficient, from the Pledged Share Trust Reserve Account, to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, in accordance with this Indenture as payment of the applicable Mandatory Redemption Price;

                           third, to the extent that (i) Williams has exercised the Liquidity Option, (ii) Williams has exercised the Share Trust Release Option or (iii) the Indenture Trustee has received any payments in respect of the Share Trust Remedy pursuant to Sections 7(a) or 8(g) or 8(h) of the Remarketing and Support Agreement, from any amounts remaining in the Indenture Accounts, to Williams in an amount up to the amount of the Issuer's Reimbursement Obligations to Williams; and

                           fourth, any amounts remaining in the Indenture Accounts, to the Issuer to be applied in accordance with the Issuer Trust Agreement.

                  Each Noteholder shall be deemed by its acceptance of a Senior Note to agree that, in case of any excess payment to it, it shall promptly remit to the Indenture Trustee for payment in accordance with the terms of this
Section 5.05(d) any such excess payment it has received. The Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this Section 5.05(d), and any remainder in such Indenture Accounts shall be paid in accordance with priority fourth of this Section 5.05(d).

                  (e) Payments on an Early Redemption Date. By 10:00 a.m. New York City time on an Early Redemption Date, the Indenture Trustee shall direct the Securities Intermediary to withdraw the Amount Available from the Indenture Interest Account and the Indenture Redemption Account and pay such amounts, in the manner and in the order of priority as follows:

                           first, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account, to the Paying Agent for the payment of Administrative Expenses;

                           second, from amounts credited to the Indenture Interest Account and, to the extent the Amount Available therein is not sufficient, from the Indenture Redemption Account, to the Paying Agent to be applied to the Noteholders, pro rata in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them, in accordance with this Indenture as payment of the applicable Early Redemption Price;

                           third, with respect to an Early Redemption in whole only, to the extent that Williams has exercised the Liquidity Option, any amounts remaining in the Indenture Interest Account and the Indenture Redemption Account, to Williams in an amount up to the amount of the Issuer's Reimbursement Obligations;

                           fourth, with respect to an Early Redemption in whole only, any amounts remaining in the Indenture Interest Account and the Indenture Redemption Account, to the Issuer to be applied in accordance with the Issuer Trust Agreement; and

                           fifth, with respect to an Early Redemption in part, any amounts remaining in the Indenture Interest Account and the Indenture Redemption Account to be invested in accordance with Section 5.01(g).

                  Each Noteholder shall be deemed by its acceptance of a Senior Note to agree that, in case of any excess payment to it, it shall promptly remit to the Indenture Trustee for payment in accordance with the terms of this
Section 5.05(e) any such excess payment it has received. The Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this Section 5.05(e), and any remainder in such Indenture Accounts shall be paid in accordance with priority fourth of this Section 5.05(e).

                  (f) All payments made to Noteholders on any Interest Payment Date will be made to the Noteholders of record at the close of business on the March 1 or September 1, as applicable, next preceding such Interest Payment Date (the "Record Date").

                  (g) The Noteholders shall be entitled to receive payments hereunder on any Senior Note Payment Date by wire transfer to the account specified in writing by the applicable Noteholder to the Paying Agent. In each case, the account must be specified in writing no later than the Record Date for the applicable Senior Note Payment Date on which wire transfers will commence. Unless such instruction is revoked, any such instruction made by such Holder with respect to such Senior Notes shall remain in effect with respect to any future payments with respect to such Senior Note payable to such Holder.

                  (h) If the Indenture Trustee shall not have received a distribution or payment with respect to the Remarketing and Support Agreement by the Business Day after the date on which such distribution was due and payable pursuant to the terms of the Remarketing and Support Agreement, the Indenture Trustee shall promptly and in no event later than two Business Days demand such payment from the Share Trust or the Remarketing Agents and promptly and in no event later than two Business Days give written notice thereof to the Noteholders.

                  (i) If on any day on which a distribution under this Section
5.05 is required to be made, the Indenture Trustee ascertains that the Amount Available in an Indenture Account is then insufficient to pay in full the amount required to be paid from such Indenture Account, then, if any investments are held in such Indenture Account, the Indenture Trustee shall sell or otherwise liquidate all or such portion of such investments as is necessary to pay in full the required amount.

                  SECTION 5.06. Report to Noteholders.

                  (a) Within five Business Days following every Senior Note Payment Date commencing September 15, 2001, the Indenture Trustee shall deliver to the Issuers, Williams, each Noteholder and, if so requested in writing, each owner of a beneficial interest in a Global Note a statement (an "Account Statement") setting forth the status of the Indenture Accounts showing, for the period covered by such statement, deposits in or withdrawals from the Indenture Accounts and proceeds of investments of funds in the Indenture Accounts. The Account Statement shall also set forth the following information:

                           (i) the amounts in the Indenture Accounts as of such Senior Note Payment Date prior to giving effect to payments made on such Senior Note Payment Date; and

                           (ii) the amounts of such funds in the Indenture Accounts pursuant to Section 5.05.

                  Within a reasonable period of time after the end of each calendar year, the Indenture Trustee will furnish a report to the Issuers, the Rating Agencies, each Noteholder of record at any time during such calendar year and, subject to Section 5.06(b), each owner of a beneficial interest in a Global Note who so requests in writing as to aggregate amounts reported pursuant to (i) and (ii) above for such calendar year.

                  (b) With respect to the information and documents required to be delivered pursuant to clause (a) above, the Indenture Trustee may require each owner of a beneficial interest in a Global Note requesting such information to provide evidence satisfactory to the Indenture Trustee of such Person's interest in a Global Note before delivering the requested information to such Person.

                  (c) The Indenture Trustee shall, subject to Article XI, use its reasonable efforts to obtain any information it is required under this Indenture to obtain in the manner provided by this Indenture.

                  (d) Consistent with the provisions of Section 2.08(c), the Indenture Trustee shall (i) furnish to the Noteholders and any taxing authority, within the time periods required by applicable law, such forms of information as is required by applicable Federal or state tax law applicable to any Noteholder in respect of the Senior Notes, including, but not limited to, appropriate Forms 1099, and (ii) shall also provide such other information as may be reasonably requested by any Noteholder, at such Noteholder's expense, to enable the Noteholder to prepare its tax returns.

                  SECTION 5.07. Termination. This Indenture shall terminate and be discharged in accordance with Article X one year and one day following repayment in full of the Secured Obligations.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUERS

                  SECTION 6.01. Representations and Warranties. Each of the Issuer and the Co-Issuer, as applicable, represents and warrants to the Indenture Trustee that, as of the Closing Date:

                  (a) Existence and Power. The Issuer is a business trust duly organized, validly existing and in good standing under the law of the State of Delaware and has all requisite trust powers and all Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents. The Co-Issuer is a corporation duly incorporated, validly existing and in good standing under the law of the State of Delaware and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents.

                  (b) Special Purpose Status. The Issuer has not engaged in any activities since its organization (other than those incidental to its organization and other appropriate steps in connection with the transactions contemplated by the Transaction Documents, including arrangements for the payment of the fees of its trustee, the issuance and sale of the Senior Notes and the WCL Interest in exchange for the consideration received therefor, the purchase and receipt of the WCG Note, the preparation, execution and delivery of any applications with any Governmental Authority, the execution of the Transaction Documents to which it is a party executed on or prior to the date hereof and the other activities referred to in or contemplated by such Transaction Documents) and has not made any distributions since its organization, other than those contemplated by the Transaction Documents. The Co-Issuer has not engaged in any activities since its incorporation (other than those incidental to its incorporation and other appropriate steps in connection with the transactions contemplated by the Transaction Documents, including the issuance of stock to the Issuer and arrangements for the payment of fees to its directors, the authorization and the issuance of the Senior Notes, the execution of the Transaction Documents to which it is a party executed on or prior to the date hereof and the activities referred to in or contemplated by such Transaction Documents) and has not paid any dividends or made any distributions since its incorporation.

                  (c) Trust or Corporate Authorization; No Contravention. The execution, delivery and performance by the Issuer of each of the Transaction Documents to which it is a party are within the Issuer's trust powers, have been duly authorized by all necessary trust action, and do not contravene, or constitute a default under, any provision of Applicable Law in effect on the Closing Date or of the Issuer Trust Agreement or of the Certificate of Trust or of any agreement or other instrument binding upon the Issuer or result in the creation or imposition of any Lien on any asset of the Issuer, except for Permitted Liens of the type described in clause (iii) of the definition thereof. The execution, delivery and performance by the Co-Issuer of each of the Transaction Documents to which it is a party are within the Co-Issuer's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of Applicable Law in effect on the Closing Date or of the Co-Issuer's Certificate of Incorporation or Bylaws or of any agreement or other instrument binding upon the Co-Issuer or result in the creation or imposition of any Lien on any asset of the Co-Issuer, except for Permitted Liens of the type described in clause (iii) of the definition thereof.

                  (d) Binding Effect. Each of the Transaction Documents to which each of the Issuer and the Co-Issuer is a party has been duly executed and delivered by the Issuer and/or the Co-Issuer, as the case may be, and, subject to the due execution and delivery by the other parties thereto, each such Transaction Document constitutes (or, in the case of the Senior Notes, when duly authenticated, issued, paid for and delivered in accordance with this Indenture and the Note Purchase Agreement, will constitute) a legal, valid and binding obligation of the Issuer and/or the Co-Issuer, as the case may be, enforceable against the Issuer and/or the Co-Issuer, as the case may be, in accordance with its terms except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) in the case of the Remarketing and Support Agreement, the Note Purchase Agreement and the WCG Note Reset Remarketing Agreement, the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

                  (e) Security for the Senior Notes. The Grant of the Security for the Senior Notes securing on an equal and ratable basis the payment of the Secured Obligations (x) for the benefit of the Indenture Trustee and the Noteholders and (y) for the benefit of Williams will constitute a valid, first priority, perfected security interest in the Security for the Senior Notes, free and clear of any Lien or claims of any Person (other than Permitted Liens set forth in clause (iii) of the definition thereof), to the extent perfection can occur under Article 8 and/or Article 9 of the New York UCC by possession, filing of a financing statement or control of a securities account. Following such perfection, such security interest will be enforceable as such against all creditors of the Issuer and any Persons purporting to purchase any of the Security for the Senior Notes from the Issuer, except in each case as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and other than as permitted by the Transaction Documents. Neither the Issuer nor the Co-Issuer has executed and/or filed any valid financing statement covering the Indenture Trustee's interest in the Security for the Senior Notes that is on file in any public office other than the financing statements, if any, filed pursuant to the Transaction Documents.

                  (f) No Consents. The execution, delivery and performance by each of the Issuer and the Co-Issuer of each Transaction Document to which the Issuer and/or the Co-Issuer, as the case may be, is a party and the offering of the Senior Notes by the Issuers and the creation of the Security for the Senior Notes do not require the consent or the approval or authorization of, or any filing, registration or qualification with, any Person or any Governmental Authority on the part of either the Issuer and/or the Co-Issuer, as the case may be, as a condition to such execution, delivery and performance by it as and when required that has not been obtained, given or taken except (i) for filings of Uniform Commercial Code financing statements to perfect the security interests contemplated by the Transaction Documents and (ii) where the failure to obtain such consent, approval or authorization or make such filing, registration or qualification would not have an Issuer Material Adverse Effect.

                  (g) Litigation. There is no Proceeding pending against or, to the actual knowledge of any Authorized Officer of either the Issuer or the Co-Issuer, threatened against, the Issuers before any Governmental Authority.

                  (h) Tax Claims. There is no Tax claim pending against or, to the actual knowledge of any Authorized Officer of either the Issuer or the Co-Issuer, threatened against the Issuers.

                  (i) Payment of Taxes. The Issuers have each paid all Taxes which they are required to have paid prior to the Closing Date.

                  (j) Not an Investment Company. Neither the Issuer nor the Co-Issuer will be required to register as an "investment company" within the meaning of the Investment Company Act, and neither will become such as a result of the issuance and sale of the Senior Notes or the other transactions contemplated by the Transaction Documents.

                  (k) Liens. There are no Liens of any kind (other than Permitted Liens described in clause (iii) of the definition thereof) affecting title to any of the assets or rights of the Issuer or the Co-Issuer under any Transaction Documents.

                  (l) No Conflict. Neither the sale, issuance or delivery of the Senior Notes to the Initial Purchasers nor the consummation of any other of the transactions contemplated herein nor compliance with the provisions of this Indenture will conflict with or result in the breach of any material term or provision of any agreements to which the Issuer or the Co-Issuer is a party or constitute a violation of any Applicable Law.

                  (m) Margin Compliance. No part of the proceeds of the sale of the Senior Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System.

                  (n) Compliance. Neither the Issuer nor the Co-Issuer is in breach or violation of or in default (nor, to the actual knowledge of an Authorized Officer of either the Issuer or the

         Co-Issuer, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (i) its Organizational Documents, (ii) any of the Transaction Documents, (iii) any other agreements to which the Issuer or the Co-Issuer, as the case may be, is a party or (iv) any Applicable Law.

                  (o) No Defaults. To the best of the Issuers' knowledge, no Event of Default has occurred and is continuing and no condition, event or act has occurred and is continuing that with the giving of notice and/or the lapse of time and/or any determination or certification would constitute an Event of Default.

                  (p) Indebtedness. Neither the Issuer nor the Co-Issuer has created, assumed or incurred any Indebtedness in violation of its Organizational Documents or any Transaction Document.

                  (q) Employees, Subsidiaries. The Issuer has no employees, and other than the Co-Issuer, no Subsidiaries and no place of business outside of the State of Delaware. The Co-Issuer has no employees, no Subsidiaries and no place of business outside of the State of Delaware.

                  (r) PUHCA. Neither the Issuer nor the Co-Issuer is subject to regulation as a "holding company" as such term is defined in the PUHCA.

                  (s) Securities Act. Assuming that the representations of the Initial Purchasers relating to matters of securities law set forth in the Note Purchase Agreement are true and correct and assuming compliance by the Initial Purchasers with their agreements contained in the Note Purchase Agreement and assuming compliance by the initial Noteholders with the restrictive legends contained in the Senior Notes, the sale of the Senior Notes by the Issuers to the Initial Purchasers and by the Initial Purchasers to the initial Noteholders in the manner contemplated by the Note Purchase Agreement will be exempt from the registration requirements of the Securities Act.

                  SECTION 6.02. Survival of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in
Section 6.01 shall survive the contribution and sale of the Security for the Senior Notes to the Issuers and the Grant of the Security for the Senior Notes. Upon actual knowledge by the Issuers or a Responsible Officer of the Indenture Trustee of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to the Noteholders.

                                   ARTICLE VII

                            COVENANTS OF THE ISSUERS

                  SECTION 7.01. Covenants of the Issuers. The Issuers agree that so long as any amount payable hereunder or under any Senior Note remains unpaid:

                  (a) Information. The Issuers will at all times furnish to the Indenture Trustee such information as the Indenture Trustee may reasonably request for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or under any other Transaction Document or by operation of law.

                  (b) Reporting Requirements. The Issuers shall furnish or cause to be furnished to the Indenture Trustee who shall furnish to Williams, the Rating Agencies and the Noteholders:

                           (i) as soon as available and in any event within 60
                  days after the end of the first, second and third fiscal quarters of the Issuer, an unaudited consolidated balance sheet of the Issuer as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter, prepared in accordance with GAAP, and for the portion of the fiscal year ending with the last day of such quarter, setting forth in each case in comparative form corresponding unaudited figures for the corresponding fiscal period of the preceding year, if any; provided that such financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustments;

                           (ii) as soon as available and in any event within 120
                  days after the end of each fiscal year of the Issuer, audited consolidated financial statements of the Issuer, prepared in accordance with GAAP, together with an unqualified audit opinion of Ernst & Young LLP or another firm of independent certified public accountants of recognized national standing and an Issuers' Certificate stating, to their actual knowledge, (a) that no Indenture Default or Event of Default has occurred or is continuing, (b) if an Indenture Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and what action the Issuers are taking or propose to take in respect thereof and (c) that no event has occurred or remains by reason of which payments on account of the principal of or interest, if any, on the Senior Notes are prohibited or, if such event has occurred, a statement as to the nature thereof and what action the Issuers are taking or propose to take with respect thereto;

                           (iii) promptly and in any event within 10 Business
                  Days after either the Issuer or the Co-Issuer has actual knowledge thereof, written notice of the occurrence of any event or condition which constitutes an Indenture Default, Event of Default or Trigger Event, specifically stating that such event or condition has occurred and describing it and any action being or proposed to be taken with respect thereto; and

                           (iv) promptly and in any event within 10 Business
                  Days after either the Issuer or the Co-Issuer has actual knowledge thereof, written notice of the occurrence of any material default under any Transaction Document, the commencement of any material actions, suits and other proceedings instituted against either the Issuer or the Co-Issuer or the occurrence of any event or condition that is reasonably likely to have an Issuer Material Adverse Effect.

                  With respect to the information and documents required to be delivered pursuant to this Section 7.01(b), the Indenture Trustee may require each owner of a beneficial interest in a Global Note requesting such information to provide evidence satisfactory to the Indenture Trustee of such Person's interest in a Global Note before delivering the requested information to such Person. Delivery of such information, documents or notices to the Indenture Trustee shall be for informational purposes only, and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuers' compliance with any of their covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Issuers' Certificates).

                  (c) Maintenance of Books and Records. The Issuers will maintain their books and records in accordance with GAAP.

                  (d) Notices. If at any time any creditor of either of the Issuers seeks to enforce any judgment or order of any competent court or other competent tribunal in the State of Delaware or the State of New York against any of the Security for the Senior Notes, the Issuers shall (i) promptly give written notice to such creditor and to such court or tribunal of the Indenture Trustee's interests therein; (ii) if at any time an examiner, administrator, administrative receiver, receiver, trustee, custodian, sequestrator, conservator or other similar appointee (an "Insolvency Appointee") is appointed in respect of any creditor or any of their assets, promptly give notice to such appointee of the Indenture Trustee's interests therein; and (iii) notify the Indenture Trustee in writing thereof in either case.

                  (e) Payment of Obligations. The Issuers will pay and discharge in full their obligations hereunder, under the Senior Notes and under the other Transaction Documents.

                  (f) Limitation on Activities of the Issuer. The Issuer shall not hold any material assets (other than Permitted Assets and its interests under the Transaction Documents and Financial Investments as contemplated by the Transaction Documents), become liable for any material obligations (other than the Senior Notes), engage in any trade or business or conduct any activity other than the incurrence of indebtedness as a co-obligor of the Senior Notes, the activities contemplated in this Indenture, the Participation Agreement, the Issuer Trust Agreement, the Liquidity Agreement, the Remarketing and Support Agreement, the WCG Note Reset Remarketing Agreement and any other Transaction Document to which it is a party and the activities incidental thereto.

                  (g) Limitation on Activities of the Co-Issuer. The Co-Issuer shall not hold any material assets, become liable for any material obligations (other than the Senior Notes), engage in any trade or business or conduct any activity, other than the issuance of equity interests to the Issuer, the incurrence of indebtedness as a co-obligor of the Senior Notes, the activities contemplated in this Indenture and any other Transaction Document to which it is a party and the activities incidental thereto. The Issuer shall not engage in any transactions with the Co-Issuer in violation of the immediately preceding sentence.

                  (h) Issuance of Trust Interests. The Issuer shall not issue any other trust certificates of beneficial interest or any other interests in relation to its ownership or control other than the WCL Interest.

                  (i) Disposal of the Security for the Senior Notes. Except as provided in or permitted by this Indenture or the other Transaction Documents, the Issuers shall not sell, assign, lease, transfer or otherwise dispose of any interest in the Security for the Senior Notes.

                  (j) No Liens. The Issuers will not create, assume or permit to exist upon any of the Security for the Senior Notes any Lien whatsoever other than Permitted Liens.

                  (k) Further Assurances. The Issuers will cause all financing statements covering the Security for the Senior Notes to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and will execute and file such financing statements, all in such manner and in such places as may be required by law fully to preserve and protect the rights of the Indenture Trustee as secured party hereunder to all property comprising the Security for the Senior Notes. The Issuers shall take all steps as the Indenture Trustee may reasonably request to perfect the security interests in the Security for the Senior Notes and maintain such perfection; provided that any costs and expenses of taking such steps shall be included in the Administrative Expenses due and payable on the next succeeding Senior Note Payment Date.

                  (l) Direction. The Issuers shall take all steps as the Indenture Trustee may reasonably require at any time or times to give effect to the Transaction Documents; provided that any costs and expenses of taking such steps shall be included in the Administrative Expenses due and payable on the next succeeding Senior Note Payment Date.

                  (m) Conduct of Business and Maintenance of Existence. The Issuers will not engage in any activity other than as required or contemplated hereunder and under the Transaction Documents. The Issuers will carry on their respective businesses in a proper and efficient manner, to the extent permitted under this Indenture. Subject to the terms of Section 7.01(q), the Issuers will keep in full effect their legal existence, material rights (charter, if applicable, and statutory) and material franchises as a partnership or corporation, as applicable, under the laws of the State of Delaware and, at the request of the Indenture Trustee, obtain and preserve their qualification to do business as a foreign partnership or foreign corporation, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture or any of the Security for the Senior Notes and to perform their respective duties under this Indenture.

                  (n) Compliance with Laws. Each of the Issuer and the Co-Issuer will comply in all material respects with all Applicable Laws in the jurisdiction of its organization or incorporation except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply would not reasonably be expected to have an Issuer Material Adverse Effect.

                  (o) Investments; No Subsidiaries. Other than as contemplated by the Transaction Documents, the Issuers will not make or acquire any direct Investment in any Person other than, in the case of the Issuer, its Investment in the Co-Issuer, the WCG Note and any Financial Investments. Without limitation of the foregoing, the Co-Issuer shall have no subsidiaries.

                  (p) Indebtedness. The Issuers will not create, assume, incur or suffer to exist any Indebtedness other than the Senior Notes.

                  (q) Consolidation or Merger. Neither of the Issuers will consolidate or merge with or into any Person unless (i) such Issuer shall be the surviving entity, or the Person (if other than such Issuer) formed by such consolidation or into which such Issuer is merged shall expressly assume the due and punctual payment of the principal of and interest and premium, if any, on the Senior Notes and the performance of every other covenant of such Issuer under this Indenture and under each other Transaction Document to which such Issuer is a party and (ii) each Rating Agency confirms that its then current rating on the Senior Notes shall not be withdrawn or downgraded.

                  (r) Use of Proceeds. The proceeds of the Senior Notes, together with the proceeds of the issuance of the WCL Interest, will be used by the Issuer to purchase the WCG Note for $1,500,000,000.

                  (s) Amendment of Transaction Documents. Except for amendments, modifications and supplements to this Indenture contemplated in Article XII, the Issuers will not agree or consent to any amendment, modification or waiver of any provision of any Transaction Document without the consent of the Indenture Trustee acting at the written direction of the Majority Noteholders unless the Indenture Trustee receives an Opinion of Counsel to the effect that such amendment, modification or waiver will not materially adversely affect the Noteholders. In addition to the foregoing, the Issuers will not agree or consent to any amendment, modification or waiver of any provisions of any Transaction Document unless the Indenture Trustee has received an Opinion of Counsel to the effect that such amendment, modification or waiver will not result in the Lien created by this Indenture being materially adversely affected. Neither the Issuer nor the Co-Issuer shall amend or modify, or consent to amend or modify, the Issuer Trust Agreement or the Certificate of Incorporation of the Co-Issuer without the written consent of the Majority Noteholders (except, in either case, as required by law or with respect to its registered agent or office in the State of Delaware).

                  (t) Assignment of Transaction Documents. Except for assignments contemplated by this Indenture, the Issuers will not assign their rights under any of the Transaction Documents to which they are a party without the prior written consent of the Majority Noteholders.

                  (u) Rule 144A. The Issuers will furnish or cause to be furnished promptly upon the request of a Noteholder or a prospective transferee, at any time when the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, information specified in Rule 144A(d)(4)(i) and (ii) under the Securities Act to such Noteholder or to a prospective transferee of a Senior Note or interests in such Senior Note designated by such Noteholder, as the case may be, in connection with the resale pursuant to Rule 144A of such Senior Note or such interests by such Noteholder; provided, however, that the Issuers shall not be required to furnish such information in connection with any request made after the date which is the earlier to occur of the date two years after the later to occur of (i) the Closing Date and
         (ii) the date such Senior Note was last acquired from an "affiliate" of either the Issuer or the Co-Issuer within the meaning of Rule 144.

                  (v) Restrictions on Certain Actions. The Issuers will not take, or knowingly permit to be taken, any action that would terminate or discharge or prejudice the validity or effectiveness of any of the Transaction Documents or the validity, effectiveness or priority of the Liens created hereby or thereby or permit any party to any of the Transaction Documents whose obligations form part of the security created by this Indenture to be released from such obligations except, in each case above, as permitted or contemplated by this Indenture or the other Transaction Documents.

                  (w) Transaction Documents. Each of the Issuer and the Co-Issuer will enter into and perform all of its material obligations under each Transaction Document to which it is a party.

                  (x) Issuance of Stock. The Co-Issuer shall not issue, deliver or sell any additional shares of its capital stock, except to the Issuer.

                  (y) Taxes. The Issuers shall file all Federal, state, local and foreign tax returns which are required to be filed and will pay all taxes shown on such returns and all assessments received by them to the extent the same are material and have become due.


                                  ARTICLE VIII

                     LIMITATION ON LIABILITY OF THE ISSUERS

                  SECTION 8.01. Liabilities of the Issuers. The Issuers shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by each of them herein.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  SECTION 9.01. Events of Default. If one or more of the following events (herein referred to as "Events of Default") (whatever the reason for such Events of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) failure by the Issuers to make (or cause to be made on their behalf) on any Interest Payment Date a payment of the Senior Note Interest Amount for such Interest Payment Date, and such failure continues for five Business Days thereafter;

                  (b) funds from the Semi-Annual Cash Flow are not sufficient to pay accrued and unpaid interest on the Senior Notes as of the opening of business on the fifth Business Day after any Interest Payment Date (a "Cash Flow Event of Default");

                  (c) failure by the Issuers, Williams, or the Share Trust duly to observe or to perform any other covenant of the Issuers, Williams, or the Share Trust, as applicable, under this Indenture or any other Transaction Document (other than any covenant or agreement in or with respect to the Note Purchase Agreement) to which such entity is a party, which failure (i) materially adversely affects the rights of the Noteholders and (ii) continues unremedied for a period of 30 days after the earlier of (A) Williams or any of its Affiliates having actual knowledge of such default and (B) the giving of written notice of such failure to the Issuers and Williams by the Indenture Trustee or by any Noteholder;

                  (d) any representation or warranty made by any of the Issuer, the Co-Issuer, Williams, WCL, WCG or the Share Trust, as applicable, in this Indenture or in any other Transaction Document (other than any representation or warranty made in or with respect to the Note Purchase Agreement) or in any other document delivered to the Indenture Trustee pursuant to any Transaction Document (other than the Note Purchase Agreement) shall prove to have been incorrect in any respect which materially adversely affects the rights of the Noteholders when made (or deemed made) and such misrepresentation continues for 30 days after the earlier of (x) Williams or any of its Affiliates having actual knowledge of such default and (y) the giving of written notice of such misrepresentation to the Issuers and Williams by the Indenture Trustee or by any Noteholder;

                  (e) the rendering of any final money judgment, enforceable in any competent court, against any of the Issuer, the Co-Issuer or the Share Trust, and such judgment shall not be discharged or dismissed or execution thereon stayed within 60 days after entry;

                  (f) the occurrence of any default in the payment when due of interest on or principal of any Williams Demand Loans;

                  (g) any of the Issuer, the Co-Issuer, Williams, WCG, WCL or the Share Trust becomes an investment company required to be registered under the Investment Company Act;

                  (h) the commencement of any voluntary or involuntary proceeding under any bankruptcy or insolvency law seeking liquidation, reorganization or other relief with respect to any of the Issuer, the Co-Issuer, Williams, WCG, WCL or the Share Trust, and, in the case of any such involuntary proceeding with respect to Williams, WCG or WCL, such proceeding has not been terminated within 60 days after commencement;

                  (i) the failure by Williams to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $60,000,000 in the aggregate, when and as the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) which failure continues after any applicable grace period;

                  (j) the failure by the Issuer to make any payments required under the Transaction Documents, subject to any otherwise applicable grace period;

                  (k) this Indenture or any other Transaction Document to which any of the Issuer, the Co-Issuer, Williams, WCG, WCL or the Share Trust is a party ceases to be the legally valid and enforceable obligation of any of the Issuer, the Co-Issuer, Williams, WCG, WCL or the Share Trust, as the case may be, which cessation (x) materially adversely affects the rights of the Noteholders and (y) continues for 30 days after the earlier of (A) Williams or any of its Affiliates having actual knowledge thereof and (B) the giving of written notice of such cessation to the Issuers and Williams by the Indenture Trustee or by any Noteholder; and

                  (l) the pledge of the Security for the Senior Notes ceases to be in full force and effect or is repudiated by the Issuers; provided that, in the case of such cessation which is not a repudiation and does not materially adversely affect the rights of the Noteholders, such cessation shall not become an Event of Default unless it continues unremedied for 30 days after the earlier of (x) Williams or any of its Affiliates having actual knowledge thereof and (y) the giving of written notice of such cessation to the Issuers and Williams by the Indenture Trustee or by any Noteholder;

then, (x) the Indenture Trustee, at the written direction of the Holders of at least 25% of the aggregate principal amount of the Senior Notes Outstanding (the "Required Holders") in their sole and absolute discretion, shall deliver a written notice substantially in the form of Exhibit F hereto (a "Default Notice") to the Issuers, the Share Trustee and Williams, which shall specifically state that it is a Default Notice, and (y) the Indenture Trustee, by notice in writing to the Issuers, the Share Trustee and Williams, shall declare the principal of all the Senior Notes and the unpaid interest accrued thereon to be due and payable immediately, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Issuers, upon, in the case of an Event of Default other than an Event of Default of the type described in clauses (a), (b), (f) or (h), the written direction of the Required Holders and, in the case of any Event of Default of the type described in clauses (a), (b), (f) or (h), the principal of all the Senior Notes and the unpaid interest accrued thereon shall automatically become due and payable immediately.

                   If and to the extent that any payment by or on behalf of the Issuers in respect of the Senior Notes is rescinded or must be otherwise restored by any Noteholder, not later than one year and one day after the payment in full of the Senior Notes, as a result of any proceedings in bankruptcy or reorganization relating to the Issuers, WCL or WCG, the amount of any such payment shall be deemed not to have been paid and shall, together with all other amounts remaining payable by the Issuers to the Noteholders hereunder, automatically become due and payable immediately, and the Indenture Trustee shall give notice thereof in the same manner as provided with respect to an Event of Default described in Section 9.01(a) above.

                  SECTION 9.02. Application of Proceeds. Subject to the limitations described in Section 9.04(b), any moneys collected by the Indenture Trustee pursuant to this Article IX, from and after an acceleration of the Senior Notes, together with all moneys at the time on deposit in the Indenture Accounts, shall be applied to a Mandatory Redemption of the Senior Notes in accordance with Section 5.05(d) at the date or dates fixed by the Indenture Trustee pursuant to Section 15.01.

                  SECTION 9.03. Waiver of Past Events of Default. Prior to the declaration of the acceleration of the Senior Notes as provided in Section 9.01, the Majority Noteholders may, on behalf of the Holders of all the Senior Notes, waive any past Indenture Default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal of or interest on any of the Senior Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Senior Note affected. In the case of any such waiver, the Issuers, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively, and the relevant Indenture Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

                  SECTION 9.04. Provisions Relating to the Support for the Senior Notes. Subject to Section 9.03, the Indenture Trustee shall not take any of the actions described in this Section 9.04 (other than the actions described in Section 9.04(i)) until the occurrence of a Trigger Event. Upon the occurrence of a Trigger Event, the Indenture Trustee shall deliver a written notice (a "Trigger Event Notice") to the Issuers, Williams, WCG, WCL, the Noteholders and the Share Trust, which shall specifically state that it is a Trigger Event Notice and the Senior Notes will be subject to a Mandatory Redemption in accordance with Article XV.


                  (a) Proceedings Upon Trigger Event.

                           (i) Subject to subparagraphs (b), (g) and (h) below,
                  upon the occurrence of a Trigger Event, the Indenture Trustee shall institute proceedings to seek or enforce any remedy to protect and enforce any of its rights or powers with respect to the Remarketing and Support Agreement and the Share Trust Agreement, including to cause the Share Trustee to liquidate the Williams Preferred Stock held by the Share Trust and/or shares issued pursuant to the Remarketing and Support Agreement through the remarketing process set forth in the Remarketing and Support Agreement and to deposit the proceeds into the Indenture Redemption Account (the "Share Trust Remedy").

                           (ii) Subject to subparagraphs (b), (h) and (i) below,
                  upon the occurrence of a Trigger Event, the Indenture Trustee may, or at the written direction of the Required Holders shall, institute proceedings to seek or enforce any remedy to protect and enforce any of its rights or powers with respect to the other assets of the Issuer constituting the Security for the Senior Notes, including, without limitation, selling the Issuer's interest in the WCG Note, and deposit the proceeds in the Indenture Redemption Account (the "Asset Remedy").

                           (iii) In taking any action under the Asset Remedy,
                  the Indenture Trustee shall use its best efforts to achieve the maximum proceeds for the Noteholders and Williams, consistent with a prompt and orderly proceeding, without regard to any proceeds available to the Noteholders pursuant to the Share Trust Remedy.

                  (b) Limitations on Remedies of Indenture Trustee.

                           (i) Upon the occurrence of any Trigger Event, the
                  Share Trust Remedy shall not commence until the later of (A) 21 days after the occurrence of such Trigger Event and (B) if, no later than 21 days after such Trigger Event, Williams files a registration statement for and is diligently pursuing the registration and sale of the New Series (including, at Williams' option, the Williams Preferred Stock and/or shares issued pursuant to the Remarketing and Support Agreement) in order to generate proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount, then 60 days after the occurrence of such Trigger Event. The 21-day or 60-day period referred to in this paragraph is herein referred to as the "Share Trust Remedy Standstill Period."

                           (ii) Upon the occurrence of any Trigger Event, the
                  Indenture Trustee may pursue the Asset Remedy: (A) in the case of an Acceleration Trigger not caused by a Williams Event, only after the later of (x) 21 days after the occurrence of such Trigger Event and (y) if, no later than 21 days after such Trigger Event, Williams files a registration statement for and is diligently pursuing the registration and sale of either the

                  New Series or, at Williams' option, the Williams Preferred Stock and/or shares issued pursuant to the Remarketing and Support Agreement in order to generate proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount, then 120 days following the occurrence of such Trigger Event; (B) in the case of an Acceleration Trigger caused by a Williams Event, only at the direction of the Required Holders; and (C) in the case of a Maturity Trigger or a Stock Price/Credit Downgrade Trigger, only after 120 days following the occurrence of such Trigger Event. The 21-day or 120-day period referred to in this paragraph is herein referred to as the "Asset Remedy Standstill Period."

                           (iii) The Indenture Trustee may, at the direction of
                  the Required Holders, to the extent permitted by Applicable Law and subject to the other provisions of this Indenture, take any other action of a secured party under such law. The Indenture Trustee shall not be bound to institute any such proceedings or take any other action, except as otherwise provided in this Section 9.04 unless (A) it shall have been so directed in writing by the Required Holders and (B) it shall have been furnished an indemnity to its reasonable satisfaction.

                  (c) Indenture Trustee's Actions in Event of Proceedings. Any
             time the Indenture Trustee is entitled under this Indenture to institute Proceedings to enforce this Indenture and the Senior Notes or its rights under the other Transaction Documents the following shall be applicable:

                           (i) subject to Section 2.05(f), the Indenture Trustee
                  in its own name, and as trustee of an express trust, shall be entitled and empowered to institute any Proceedings to recover judgment against the Issuers under this Indenture or the Senior Notes for the whole amount due and unpaid hereunder or thereunder and may prosecute any such claims or Proceedings to judgment or final decree against the Issuers or such other party and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any Proceedings for the enforcement of the Lien of this Indenture or of any of the Indenture Trustee's rights or the rights of the Holders under this Indenture, and such power of the Indenture Trustee shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the Lien hereof;

                           (ii) subject to Section 2.05(f) and except as
                  required by applicable law or the terms of such judgment or final decree, no recovery of any judgment or final decree by the Indenture Trustee and no levy of any execution under any such judgment upon any of the Security for the Senior Notes shall in any manner or to any extent affect the Lien of this Indenture upon any of the Security for the Senior Notes or any rights, powers or remedies of the Indenture Trustee, but all such Liens, rights, powers and remedies shall continue unimpaired as before;

                           (iii) subject to Section 2.05(f), the Indenture
                  Trustee in its own name, or as trustee of an express trust, as the case may be, or in any one or more of such capacities, shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Noteholders (whether such claims be based upon the provisions of such Senior Notes or of this Indenture) allowed in any receivership, insolvency, bankruptcy, moratorium, liquidation, readjustment, reorganization or any other Proceedings relative to either of the Issuers or the respective creditors of the Issuers, and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial or other proceeding is hereby authorized to make such payments to the

                  Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel;

                           (iv) subject to Section 11.01(b), all rights of
                  action and of asserting claims under this Indenture or under any of the Senior Notes enforceable by the Indenture Trustee may be enforceable by the Indenture Trustee to the extent permitted by law without possession of any of such Senior Notes or the production thereof at the trial or other Proceedings relative thereto;

                           (v) in case the Indenture Trustee shall have
                  proceeded to enforce any right under this Indenture by suit, foreclosure or otherwise and such Proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then in every such case the Issuers and the Indenture Trustee shall, to the extent permitted by law, be restored without further act to their respective former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee shall continue as though no such proceedings had been taken, except to the extent determined in litigation adversely to the Indenture Trustee; and

                           (vi) the Indenture Trustee shall incur no liability
                  as a result of the sale of the Security for the Senior Notes, or any part thereof, at any private sale conducted in a commercially reasonable manner and in accordance with Applicable Law. To the extent permitted by law, the Issuers hereby waive any claims against the Indenture Trustee arising by reason of the fact that the price at which the Security for the Senior Notes may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Senior Notes, even if the Indenture Trustee accepts the first offer received and does not offer the Security for the Senior Notes to more than one offeree.

                  (d) Waiver of Appraisement, Valuation and Stay. To the extent they may lawfully do so, the Issuers for themselves and for any Person who may claim through or under either of them hereby:

                           (i) agree that neither they nor any such Person will
                  plead, claim or in any manner whatsoever take advantage of any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (A) the performance, enforcement or foreclosure of the Liens created by this Indenture or (B) the sale or other enforcement of the Security for the Senior Notes as provided herein or therein;

                           (ii) waive all benefit or advantage of any such laws;
                  and

                           (iii) consent and agree that, subject to the terms of
                  this Indenture, the instruments constituting the Security for the Senior Notes and regulations applicable thereto, all the Security for the Senior Notes may upon any such sale be sold by the Indenture Trustee as an entirety.

                  (e) Bankruptcy. Subject to Section 2.05(f), in case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other Proceeding under any bankruptcy, insolvency or similar law relative to either of the Issuers or the respective property of the Issuers or their respective creditors, the Indenture Trustee (irrespective of whether the principal of the Senior Notes shall then be due and payable as herein or therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuers for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of
                  principal, premium, if any, and interest owing and unpaid in respect of the Senior Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claims for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Holders allowed in such Proceeding; and

                           (ii) to collect and receive any moneys or other
                  property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such Proceeding is hereby authorized by each Holder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Holders, to pay the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee.

                  Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Senior Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Holders in any such proceeding.

                  (f) Remedies Cumulative; Delay or Omission Not a Waiver. To the extent permitted by law, every remedy given hereunder to the Indenture Trustee or to any of the Noteholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. The Indenture Trustee may exercise all or any of the powers, rights or remedies given to it hereunder or which may be now or hereafter given by statute, law, equity or otherwise, in its absolute discretion. No course of dealing between the Issuers and the Indenture Trustee or the Noteholders or any delay or omission of the Indenture Trustee or of the Holders to exercise any right, remedy or power accruing upon any Event of Default shall impair any right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right of the Indenture Trustee or of any Holder or acquiescence therein, and every right, remedy and power given by this Article IX to the Indenture Trustee or to the Holders may, to the extent permitted by law, be exercised from time to time and as often as may be deemed expedient by the Indenture Trustee or by the Holders.

                  (g) Certain Rights of the Issuer. Notwithstanding any other provision of this Indenture, the Indenture Trustee and the Noteholders (by their acceptance of the Senior Notes) agree that the Issuer shall have reserved to it (i) its rights, together with the Indenture Trustee, to receive notices, reports and other information under each of the Transaction Documents and (ii) its right to appoint an Independent Investment Banker under this Indenture and its right, prior to the satisfaction and discharge of this Indenture, to consent to the appointment of an Independent Investment Banker under the WCG Note Indenture (the "Excepted Rights").

                  (h) Certain Voting Rights. The Issuer, the Indenture Trustee and the Noteholders (by their acceptance of the Senior Notes) agree that in exercising the contractual rights of the Issuer pursuant to the grant of the Security for the Senior Notes (including, without limitation, all such rights in respect of the WCG Note and the WCG Note Indenture), and subject to Section 9.04(i), the Indenture Trustee will act upon the written direction of the secured party entitled to give such directions at such point in time (the "Collateral Instructions Party"), as follows:

                           (i) until the earlier of (x) a Williams Event and (y)
                  the Standstill Expiration Date with respect to the Asset Remedy, the rights of the Issuer shall be exercised by the Indenture Trustee acting at the written direction of Williams as the Collateral Instructions Party; provided that the following actions in respect of the WCG Note will also require the consent of the Majority Noteholders:

                               (A) any change in the stated maturity of the
                         principal of, or any installment of interest on, the WCG Note, or reduction in the principal amount thereof or the interest thereon that would be due and payable upon the stated maturity thereof, or change in the place of payment where, or the coin or currency in which, the WCG Note or any premium or interest thereon is payable, or impairment of the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof;

                               (B) any reduction in the percentage of required
                         holders of the WCG Note necessary for any supplemental indenture or for any waiver of compliance with certain provisions of the WCG Note Indenture or certain defaults thereunder;

                               (C) except as otherwise required by the WCG Note
                         Indenture, any subordination, in right of payment or otherwise, of the WCG Note to any other Debt (as defined in the WCG Note Indenture) of WCG;

                               (D) except as otherwise required by the WCG Note
                         Indenture, the release of any security interest that may have been granted in favor of the holder of the WCG Note, except as otherwise required by the WCG Note Indenture;

                               (E) any reduction of the premium payable upon the
                         redemption of the WCG Note or any change in the time at which the WCG Note may be redeemed;

                               (F) any reduction of the premium payable upon a
                         Change of Control Triggering Event (as defined in the WCG Note Indenture);

                               (G) any change in any Domestic Restricted
                         Subsidiary Guarantee (as defined in the WCG Note Indenture) that would adversely affect the holder of the WCG Note;

                               (H) any waiver of any default with respect to the
                         payment of the principal of, or premium, if any, or interest on the WCG Note; or

                               (I) any modification of any provision contained
                         in clauses (A) through (H) above, except to increase any percentage set forth therein; and

                           (ii) after the earlier to occur of (x) a Williams
                  Event and (y) the Standstill Expiration Date with respect to the Asset Remedy, the rights of the Issuer will be exercised by the Indenture Trustee acting at the written direction of the Required Holders as the Collateral Instructions Party; provided that any of the actions set forth in Section 9.04(h)(i)(A) through (H) shall require the consent of the Holders of at least two-thirds of the then Outstanding aggregate principal amount of the Senior Notes.

                  The Collateral Instructions Party shall have the right to (i) direct the Indenture Trustee in writing to consent to the appointment of a successor Issuer Trustee pursuant to Section 7.04(a) of the Issuer Trust Agreement and (ii) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee; provided, that (x) such direction shall not be in conflict with any Applicable Law or with this Indenture or expose the Indenture Trustee to personal liability, and (y) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

                  Williams is hereby irrevocably appointed as the agent of the Indenture Trustee (effective so long as Williams is the Collateral Instructions Party) to exercise such rights and remedies, including, without limitation, to cause sales of the WCG Note in accordance with
         Section 9.04(i), and no Noteholder will have the right to pursue, or to direct the Indenture Trustee to pursue, any such sales in such circumstances. Each Noteholder by its acceptance of a Senior Note, hereby acknowledges and agrees that no conflict of interest shall exist or arise from the Indenture Trustee acting in accordance with the instructions of Williams pursuant hereto, it being in the best interests of both the Noteholders and Williams to maximize the amount of proceeds realized by the actions contemplated herein pursuant to a prompt and orderly proceeding. When acting at the direction of Williams, the Indenture Trustee shall not be a trustee or fiduciary of Williams until the Senior Notes have been paid in full but shall nevertheless perform such obligations in accordance with, and be entitled to all of the rights and protections accorded it under,
         Article XI.

                  (i) Certain Rights of the Indenture Trustee with respect to the WCG Note; Reset Events; Special Defaults. Notwithstanding any other provision of this Indenture, the Issuer, the Indenture Trustee and the Noteholders (by their acceptance of the Senior Notes) agree that:

                           (i) Following the occurrence of any Reset Event,
                  including any Special Default, the Indenture Trustee shall have the obligation to cause a Reset Sale of all or a portion of the WCG Note in accordance with the WCG Note Reset Remarketing Agreement; provided that upon the occurrence of a Reset Event that is caused by an "Event of Default" as defined in the WCG Note Indenture, the Indenture Trustee shall be obligated to cause such a Reset Sale unless the Collateral Instructions Party chooses to accelerate the WCG Note as a result of such "Event of Default";

                           (ii) If (x) the WCG Note has been accelerated or (y)
                  a Failed Reset Sale (as defined in the WCG Note Reset Remarketing Agreement) or a Reset Sale of less than all of the WCG Note has occurred (in each case, other than as a result of a Reset Event caused by the occurrence of the Interest Rate Reset Date (as defined in the WCG Note Indenture)), the Collateral Instructions Party shall have the right to direct the sale of any unsold portion of the WCG Note at the highest reasonably available market price (on an arm's length basis); provided that the Indenture Trustee, when acting on the instructions of the Required Holders as Collateral Instructions Party, shall be subject to the Asset Remedy Standstill Period;

                           (iii) If a Failed Reset Sale (as defined in the WCG
                  Note Reset Remarketing Agreement) or a Reset Sale of less than all of the WCG Note has occurred, in each case, as a result of a Reset Event caused by the occurrence of the Interest Rate Reset Date, the Collateral Instructions Party shall have the right, after the occurrence of a Trigger Event, to direct the sale of any unsold portion of the WCG Note at the highest reasonably available market price; provided that the Indenture Trustee, when acting on the instructions of the Required Holders as Collateral Instructions Party, shall be subject to the Asset Remedy Standstill Period; and

                           (iv) Following the occurrence of any Trigger Event
                  caused by an Event of Default arising solely from the failure of the Issuer to make any payments on the Senior Notes that is not caused by the failure of WCG to make a corresponding payment on the WCG Note (an "Issuer Only Payment Default"), the Collateral Instructions Party shall have the right to direct the sale of the WCG Note at the highest reasonably available market price; provided that the Indenture Trustee, when acting on the instructions of the Required Holders as Collateral Instructions Party, shall be subject to the Asset Remedy Standstill Period.

                  Any sale of the WCG Note (or any portion thereof) pursuant to this Section 9.04(i) shall be made free and clear of the Lien of this Indenture.


                                    ARTICLE X

                           SATISFACTION AND DISCHARGE;
                   NOTICE OF CERTAIN EVENTS; UNCLAIMED MONEYS

                  SECTION 10.01. Satisfaction and Discharge of Indenture. If at any time the Issuers shall have paid or caused to be paid in full the Secured Obligations, the Indenture Trustee, at the reasonable cost and expense of the Issuers, shall give written notice to Williams, WCG, the Issuer and the Share Trustee as to the payment in full of the Secured Obligations. One year and one day after the payment in full of the Secured Obligations, the Indenture Trustee, at the reasonable cost and expense of the Issuers, shall (i) give written notice to Williams, WCG, the Issuer and the Share Trustee as to the satisfaction and discharge of this Indenture, (ii) execute proper instruments releasing the Security for the Senior Notes, (iii) deliver such instruments to Williams, WCG, the Issuer and the Share Trustee and (iv) release the Security for the Senior Notes to or on the order of the Issuer. The Issuers agree to reimburse or cause the reimbursement of the Indenture Trustee for any documented costs or expenses thereafter reasonably and properly incurred and to compensate the Indenture Trustee for any services thereafter reasonably and properly rendered by the Indenture Trustee in connection with this Indenture or the Senior Notes.

                  SECTION 10.02. Application by Indenture Trustee of Funds Deposited for Payment of Secured Obligations. Subject to Section 10.04, all moneys deposited with the Indenture Trustee for payment pursuant to Section
10.01 shall be held in trust by the Indenture Trustee and applied by it first to the payment of all sums payable hereunder by the Issuers (other than the amounts referred to in clause second and third), second to the payment to the Holders of the particular Senior Notes for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon as principal, premium, if any, and interest, and third, to the payment to Williams of the Issuer's Reimbursement Obligations, but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 10.03. Repayment of Moneys and Transfer of Eligible Investments Held by Indenture Trustee. Following the satisfaction and discharge of this Indenture, all moneys and Financial Investments then held by the Indenture Trustee under the provisions of this Indenture (including all moneys and Financial Investments then held in the Indenture Accounts) shall be promptly repaid or, as the case may be, assigned or transferred to the Issuer to be applied in accordance with the Issuer Trust Agreement, and thereupon the Indenture Trustee shall be released from all further liability with respect to such moneys and such Financial Investments.

                  SECTION 10.04. Return of Moneys Held by Indenture Trustee. Any moneys deposited with or paid to the Indenture Trustee or any Paying Agent in trust for the payment of the principal of, premium, if any, or interest on any Senior Note and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any, or interest shall have become due and payable shall be repaid to or for the account of the Issuer by the Indenture Trustee for application as provided for in the Issuer Trust Agreement, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Issuers, and, to the extent permitted by law, the Holder of such Senior Note shall thereafter look only to the Issuers for any payment which such Holder may be entitled to collect, and all liability of the Indenture Trustee with respect to such moneys shall thereupon cease.

                  SECTION 10.05. Notice of Certain Events.

                  (a) The Indenture Trustee shall, upon the written request of the Remarketing Agents, deliver to the Remarketing Agents, the Share Trustee and Williams an Officer's Certificate setting forth the amounts available in the Share Trust Proceeds Account, the Indenture Redemption Account, the Indenture Interest Account and, to the extent applicable, the Pledged Share Trust Reserve Account, to be used in determining the Share Trust Amount and hereby undertakes to notify the Remarketing Agents, the Share Trustee and Williams if any such amounts should change prior to the Reset Date.

                  (b) Following an Early Redemption in part of the Senior Notes, the Indenture Trustee shall give notice to Williams, the Issuers and the Share Trustee of the principal amount of the Senior Notes remaining Outstanding.

                  (c) The Indenture Trustee shall give written notice to Williams, the Issuers and the Share Trustee as to the payment in full of the Senior Notes.

                  (d) Following a Reset Event, the Indenture Trustee shall:

                         (i) upon consultation with the WCG Note Remarketing Agents (as defined in the WCG Note Reset Remarketing Agreement) or the Collateral Instructions Party, as applicable, with respect to the proposed settlement date for a Reset Sale or other sale of the WCG Note pursuant to Section 9.04(i) (but without further notice or instruction from the Issuers), provide notice to the WCG Note Remarketing Agents (as defined in the WCG Note Reset Remarketing Agreement), the Issuers, WCG and Williams of the proposed Early Redemption Date in connection with the related Reset Sale;

                          (ii) upon a Reset Sale, deliver written notice to the Issuers, Williams, WCG and the Share Trust of the occurrence of the Reset Sale Date (as defined in the WCG Note Reset Remarketing Agreement) (as notified by the WCG Note Remarketing Agents); and

                         (iii) deliver written notice to the Issuer, Williams, WCG and the Share Trust of the sale of all or a portion of the WCG Note pursuant to Section 9.04(i)(ii), (iii) or (iv).

                  (e) Following an Acceleration Trigger caused by an Event of Default referred to in Section 9.01(a) or (b), the Indenture Trustee shall, upon consultation with (x) the WCG Note Remarketing Agents (as defined in the WCG Note Reset Remarketing Agreement) or the Collateral Instructions Party, as applicable, with respect to the proposed settlement date for a Reset Sale or other sale of the WCG Note pursuant to Section 9.04(i) and/or (y) the Remarketing Agents or Williams, as applicable, with respect to the proposed settlement date for a sale of the Shares or the New Series or the proposed date of exercise of the Share Trust Release Option (but in each case without further notice or instruction from the Issuers), provide notice in each case to the applicable remarketing agents, the Share Trustee, the Issuers, WCG and Williams of the proposed Mandatory Redemption Date in connection with such Acceleration Trigger.




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


                                   ARTICLE XI

                        CONCERNING THE INDENTURE TRUSTEE

                  SECTION 11.01. Duties of the Indenture Trustee; Certain Rights of the Indenture Trustee.

                  (a) United States Trust Company of New York agrees to act, and is hereby appointed by the Issuers to act, as the Indenture Trustee under this Indenture. The Indenture Trustee shall, on behalf of the Issuers and the Noteholders, collect payments due under the Security for the Senior Notes in accordance with applicable law. Without limiting the generality of the foregoing, the Indenture Trustee is hereby authorized and empowered after the failure to pay any amount on or in connection with the Security for the Senior Notes when such amount is due and payable, to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to the Security for the Senior Notes.

                  (b) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Transaction Documents to which it is a party, and no implied duties shall be read into this Indenture or the other Transactions Documents. Neither the Indenture Trustee, its agents nor any of their Affiliates shall be liable for any act or omission made in connection with this Indenture or the other Transaction Documents except in the case of its gross negligence, bad faith or willful misconduct. In furtherance, and not in limitation, of the Indenture Trustee's rights, duties and protections hereunder, and unless otherwise specifically provided in this Indenture, the Indenture Trustee shall (subject to the terms hereof and of the other Transaction Documents) grant such consents, make such requests and determinations and take or refrain from taking such actions (including, without limitation, actions with respect to an Event of Default, of which the Indenture Trustee has notice) as are permitted (but not expressly required) to be granted, made or taken by the Indenture Trustee under the Transaction Documents, as the Majority Noteholders shall direct in writing. No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Indenture or any liability which would be imposed by reason of its willful misconduct or bad faith; provided, however, that:

                  (i) the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, the Indenture Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, no implied covenants, duties or obligations shall be read into this Indenture against the Indenture Trustee and the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture which it reasonably believes in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Indenture Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee, unless the Indenture Trustee was grossly negligent or acted in bad faith or with willful misconduct;

                  (iii) the Indenture Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders or the Issuers, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

                  (iv) no provision of this Indenture or the other Transaction Documents shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (c) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the same degree of care in exercising the rights and powers vested in it hereunder as a prudent man would exercise or use under the same circumstances in the conduct of his own affairs.

                  (d) Certain Rights of Indenture Trustee.

                  (i) The Indenture Trustee may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, and shall not be bound to make any investigation into the facts or matters stated in, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, guaranty or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, but the Indenture Trustee in its sole discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (ii) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any of the other Transaction Documents at the request, order or direction of any of the Holders, including the Majority Noteholders, pursuant to the provisions of this Indenture or any of the other Transaction Documents, unless (A) such request, order or direction shall not be in conflict with any Applicable Law or this Indenture or expose the Indenture Trustee to any personal liability for which it is not, in its sole judgment, adequately indemnified and (B) such Holders or other entities shall have furnished to the Indenture Trustee reasonable security or indemnity (including reasonable advances) against the costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) which might be incurred therein or thereby;

                  (iii) As a condition to the taking or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel, accountants or other experts, and the advice of such counsel, accountants or other experts or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

                  (iv) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Indenture Default, Event of Default or Trigger Event (other than the Events of Default specified in Section 9.01(a) and (b)) unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of such an Indenture Default or Event of Default is received by the Indenture Trustee and such notice references the Senior Notes generally, the Issuers, the Security for the Senior Notes or this Indenture; and

                  (v) In no event shall the Indenture Trustee be liable for the selection of investments or of investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity.

                  (e) In the event that the Indenture Trustee is also acting as Paying Agent, Securities Intermediary and/or Registrar hereunder, the rights and protection afforded to the Indenture Trustee pursuant to this Article XI shall also be afforded to such Paying Agent, Securities Intermediary and/or Registrar.

                  SECTION 11.02. Performance of Indenture Trustee's Duties.

                  (a) Neither the Indenture Trustee nor its agents shall be liable to any Person for any delay in or failure of the payment under the Security for the Senior Notes or for any nonperformance or default on the part of any party (other than the Indenture Trustee) under the Transaction Documents.

                  (b) Subject to Section 9.04(b), the Indenture Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents, act by Responsible Officers or a Responsible Officer of the Indenture Trustee or its Affiliates, and the Indenture Trustee may also whenever it deems it expedient in the interests of the Noteholders, whether by power of attorney or otherwise, delegate to any Person or fluctuating body of Persons all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents, and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to subdelegate) as the Indenture Trustee may deem fit, and it shall not in any way or to any extent be responsible for any loss incurred by any misconduct or default on the part of such delegate or subdelegate; provided that the Indenture Trustee shall exercise reasonable care in the selection of such delegate and, subject to Section 11.03, shall continue to be responsible for the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents. The Indenture Trustee shall give prompt notice to the Issuers and Williams of the appointment (and termination thereof) of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice to the Issuers and Williams of any subdelegate.

                  (c) Neither the Indenture Trustee nor any director or officer of the Indenture Trustee shall be precluded from underwriting, guaranteeing the subscription of or subscribing for some or all of the Senior Notes with or without a commission or other remuneration or from purchasing or otherwise acquiring, holding, dealing in or disposing of the Senior Notes or any of them or any other notes, bonds, debentures, debenture stock, shares or securities whatsoever of, or from acting as banker (including, without limitation, engaging in normal banking, trust and investment banking business), paying agent or process agent for or with, either of the Issuers and any Affiliate thereof or from otherwise at any time contracting or entering into any financial or other transactions with either of the Issuers or any Affiliate thereof or from accepting and holding the office of Indenture Trustee for the holders of any securities of the Issuers or any Affiliate thereof.

                  SECTION 11.03. Resignation and Removal; Appointment of Successor Indenture Trustee.

                  (a) The Indenture Trustee (i) may resign and be discharged of the trust created by this Indenture by giving 30 days' written notice to the Issuers and the Holders and (ii) shall resign if it fails to meet the requirements of Section 11.09, and such resignation shall take effect upon receipt by the Indenture Trustee of an instrument of acceptance of appointment executed by a successor Indenture Trustee as herein provided in Section 11.04.

                  (b) The Indenture Trustee may be removed at any time upon written notice by the Majority Noteholders delivered to the Indenture Trustee and to the Issuers, Williams and WCG.

                  (c) If at any time the Indenture Trustee shall resign or be removed or otherwise become incapable of acting or if at any time a vacancy shall occur in the office of the Indenture Trustee for any other cause, the Issuer shall use its best efforts to locate and recommend a qualified successor Indenture Trustee or Indenture Trustees, and a successor Indenture Trustee or Indenture Trustees may be appointed by the Issuer (whether or not such successor or successors shall have been located or recommended by the Issuer) upon written notice to the Noteholders and the Indenture Trustee. In the event that no such successor Indenture Trustee (or Indenture Trustees) is appointed by the Issuer within 30 days after the giving of a notice of resignation, the Indenture Trustee may request a court to make such appointment. Every successor Indenture Trustee appointed pursuant to this Section 11.03 shall be a corporation or association organized under the law of the United States or any State thereof having a corporate trust department and a combined capital and surplus of at least $150,000,000 and a long-term debt rating of at least "A3" by Moody's, at least "A-" by S&P and at least "A-" by Fitch and otherwise satisfying the criteria set forth in Section 11.09, if there be such an institution willing and able to accept the trust upon reasonable or customary terms.

                  (d) So long as no event which is or, after notice or lapse of time, or both, would become an Event of Default, Indenture Default or Trigger Event shall have occurred and be continuing, if the Issuer shall have delivered to the Indenture Trustee (i) an Issuers' Certificate appointing a successor Indenture Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Indenture Trustee in accordance with Section 11.04, the Indenture Trustee shall be deemed to have resigned as contemplated in subsection (a) of this Section 11.03, the successor Indenture Trustee shall be deemed to have been appointed by the Issuer pursuant to Section 11.03(c), and such appointment shall be deemed to have been accepted as contemplated in Section 11.04, all as of such date, and all other provisions of this Section 11.03 and Section 11.04 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (d).

                  SECTION 11.04. Acceptance of Appointment by Successor Indenture Trustee. Any successor Indenture Trustee appointed as provided in
Section 11.03 shall execute, acknowledge and deliver to the Issuers and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and, subject to the provisions of Section 11.03, thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Indenture Trustee herein; but, nevertheless, at the written direction of the Majority Noteholders or written request of the successor Indenture Trustee, the Indenture Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Indenture Trustee all the rights and powers of the Indenture Trustee so ceasing to act.

                  SECTION 11.05. Merger or Consolidation of Indenture Trustee. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee shall be the successor of the Indenture Trustee hereunder; provided that such corporation shall be qualified under the provisions of Section 11.03(c), without the execution or filing of any paper or any further act on the part of any of the parties hereto or the Holders, notwithstanding anything contained herein to the contrary.

                  SECTION 11.06. Certain Procedural Matters. Subject to Sections 2.05(f) and 13.01, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust, at the written direction of the Majority Noteholders, shall be entitled and empowered to institute any Proceeding for the collection of any amounts due and unpaid or the enforcement of any other rights of the Holders and prosecute any such action or proceeding to judgment or final decree.

                  SECTION 11.07. Indenture Trustee Fees and Indemnification.

                  (a) The Issuers covenant and agree to pay or reimburse the Indenture Trustee upon its request for the Indenture Trustee Fee and the documented expenses, disbursements and advances reasonably and properly incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture or any other Transaction Document to which it is a party (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel required or permitted to be obtained by the Indenture Trustee) ("Indenture Trustee Expenses"),





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

except that the Issuers shall not pay or reimburse the Indenture Trustee for any expense, disbursement or advance as may arise from the negligence, willful misconduct or bad faith of the Indenture Trustee or the Person to be indemnified. The Indenture Trustee agrees that all Indenture Trustee Fees and Indenture Trustee Expenses are for the account of the Issuers, and it shall have no Lien or claim on the Security for the Senior Notes in respect thereof. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Issuers, jointly and severally, and held harmless against any loss, liability, claim or expense incurred in connection with this Indenture or with any legal action or claim, including any pending or threatened legal action or claim, relating to this Indenture or the Senior Notes or the performance of any of the Indenture Trustee's duties hereunder or under any other Transaction Document to which it is a party , other than any loss, liability, claim or expense incurred by reason of willful misconduct, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided that (i) with respect to any such legal action the Indenture Trustee shall have given the Issuers notice thereof promptly after the Indenture Trustee shall have knowledge thereof and (ii) the Issuers shall defend such legal action and the Indenture Trustee shall cooperate and consult fully with the Issuers in preparing such defense; provided, however, that any failure to notify the Issuers of such legal action shall not diminish the obligations of the Issuers hereunder except to the extent they are prejudiced thereby. Such indemnity shall survive the termination or discharge of this Indenture and the resignation or removal of the Indenture Trustee. Any payment in respect of the Indenture Trustee Fee, Indenture Trustee Expenses or the foregoing indemnity made by the Issuers to the Indenture Trustee shall be from the Issuers' own funds, without reimbursement from the Security for the Senior Notes therefor.

                  (b) The Indenture Trustee shall be required to pay all expenses, except as expressly provided herein, incurred by it or its agents in connection with its activities hereunder or under any other Transaction Document to which it is a party and shall be entitled to reimbursement therefor as provided in this Section 11.07. The Indenture Trustee shall in no event acquire any claim against the Noteholders by reason of non-receipt of any fees and expenses, and the Indenture Trustee shall, unless and until the effective date of any resignation of the Indenture Trustee under Section 11.03, continue to perform its obligations hereunder notwithstanding such non-receipt. When the Indenture Trustee incurs expenses or renders services in connection with an Event of Default under Section 9.01(h), such expenses (including the reasonable fees and expenses of its counsel and agents) and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  SECTION 11.08. Information. The Indenture Trustee will promptly deliver to the Noteholders, the Rating Agencies, Williams and WCG any notices, including notices of Events of Default, financial statements, officer's certificates or other forms of communication that it receives pursuant to the terms of this Indenture.

                  SECTION 11.09. Eligibility Requirements for Indenture Trustee. The Indenture Trustee hereunder shall at all times be a corporation or association having a corporate trust office in the State of Delaware or New York and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers
(i) having a combined capital and surplus of at least $150,000,000, (ii) having a long-term debt rating of at least "A3" by Moody's, at least "A-" by S&P and at least "A-" by Fitch and (iii) subject to supervision or examination by Federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 11.09 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 11.09, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 11.03.




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

                  SECTION 11.10. Indenture Trustee Not Liable for Senior Notes. The recitals contained herein shall be taken as the statements of the Issuers, and the Indenture Trustee assumes no responsibility for their correctness. Except for the Certificate of Authentication on the Senior Notes, the Indenture Trustee makes no representations as to the value or condition of the Security for the Senior Notes or any part thereof, or as to the title of the Issuers thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity or sufficiency of this Indenture or the Senior Notes or any related Transaction Documents. The Indenture Trustee shall not be accountable for the use or application by the Issuers of any funds paid to the Issuers in respect of the Senior Notes, but the Indenture Trustee shall be responsible for any such funds that may be deposited with it pursuant to
Section 5.02, Section 5.03 and Section 5.04 and for payment of amounts deposited therein in accordance with Section 5.05. The Indenture Trustee shall have no duty to monitor the performance of the Issuers nor shall it have any liability in connection with the misfeasance or nonfeasance by the Issuers. The Indenture Trustee shall have no liability in connection with compliance by the Issuers with statutory or regulatory requirements related to the Transaction Documents or any related instrument or agreement.

                  SECTION 11.11. Indenture Trustee May Own Senior Notes. United States Trust Company of New York, in its capacity as the Indenture Trustee or in its individual or any other capacity, and any of its Affiliates may become the owner or pledgee of Senior Notes with the same rights as it would have if it were not the Indenture Trustee.

                  SECTION 11.12. Maintenance of Office or Agency. The Indenture Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Senior Notes may be surrendered for payment, registration of transfer or exchange and where notices and demands to or upon the Indenture Trustee in respect of the Senior Notes and this Indenture may be served. The Indenture Trustee will give prompt written notice to the Noteholders of any change in the location of the Note Register or any such office or agency.

                  SECTION 11.13. Appointment of Co-Indenture Trustee. The Indenture Trustee, with the consent of the Issuers and only for the purpose of meeting the legal requirements, if any, of certain jurisdictions, shall have the power to appoint co-indenture trustees. In the event of such appointment, all rights, powers and duties and obligations conferred or imposed upon the Indenture Trustee by this Indenture will be conferred or imposed upon the co-indenture trustee, and such co-indenture trustee jointly or, in any jurisdiction where the Indenture Trustee is incompetent or unqualified to perform certain acts, singly shall exercise and perform such rights, powers, duties and obligations solely at the discretion of the Indenture Trustee.

                  SECTION 11.14. Resignation; Appointment of Successor Securities Intermediary.

                  (a) The Securities Intermediary shall resign if it fails to meet the requirements of the first sentence of Section 5.01(b), and such resignation shall take effect upon receipt by the Indenture Trustee of an instrument of acceptance of appointment executed by a successor Securities Intermediary as herein provided in Section 11.15.

                  (b) If at any time the Securities Intermediary shall resign, the Issuer shall use its best efforts to locate and recommend a qualified successor Securities Intermediary, and a successor Securities Intermediary may be appointed by the Issuer (whether or not such successor shall have been located or recommended by the Issuer) upon written notice to the Noteholders and the Securities Intermediary. In the event that no such successor Securities Intermediary is appointed by the Issuer within 30 days after the giving of a notice of resignation, the Securities Intermediary may request a court to make such appointment. Every successor Securities Intermediary appointed pursuant to this Section 11.14(b) shall be a corporation or association organized under the law of the United States or any State thereof having a combined capital and surplus of at least $150,000,000 and a long-term debt rating of at least "A3" by



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

Moody's, at least "A-" by S&P and at least "A-" by Fitch, if there be such an institution willing and able to accept the position upon reasonable or customary terms.

                  (c) So long as no event which is or, after notice or lapse of time, or both, would become an Event of Default, Indenture Default or Trigger Event shall have occurred and be continuing, if the Issuer shall have delivered to the Securities Intermediary (i) an Issuers' Certificate appointing a successor Securities Intermediary, effective as of a date specified therein, and
(ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Securities Intermediary in accordance with Section 11.15, the Securities Intermediary shall be deemed to have resigned as contemplated in
Section 11.14(a), the successor Securities Intermediary shall be deemed to have been appointed by the Issuer pursuant to Section 11.14(b), and such appointment shall be deemed to have been accepted as contemplated in Section 11.15, all as of such date, and all other provisions of this Section 11.14 and Section 11.15 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this Section 11.14(c).

                  SECTION 11.15. Acceptance of Appointment by Successor Securities Intermediary. Any successor Securities Intermediary appointed as provided in Section 11.14 shall execute, acknowledge and deliver to the Indenture Trustee, the Issuers and its predecessor Securities Intermediary an instrument accepting such appointment hereunder and agreeing to all the provisions regarding the Securities Intermediary and the Indenture Accounts set forth in this Indenture. Subject to the provisions of Section 11.14, thereupon the resignation of the predecessor Securities Intermediary shall become effective and such successor Securities Intermediary, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Securities Intermediary herein; but, nevertheless, at the written direction of the Majority Noteholders or written request of the successor Securities Intermediary, the Securities Intermediary ceasing to act shall execute and deliver an instrument transferring to such successor Securities Intermediary all the rights and powers of the Securities Intermediary so ceasing to act.

                  SECTION 11.16. Merger or Consolidation of Securities Intermediary. Any corporation into which the Securities Intermediary may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Securities Intermediary shall be a party or any corporation succeeding to all or substantially all the assets of the Securities Intermediary shall be the successor of the Securities Intermediary hereunder; provided that such corporation shall be qualified under the provisions of the first sentence of
Section 5.01(b), without the execution or filing of any paper or any further act on the part of any of the parties hereto or the Holders, notwithstanding anything contained herein to the contrary.

                                   ARTICLE XII

                             SUPPLEMENTAL INDENTURES

                  SECTION 12.01. Supplemental Indentures Without Consent of Noteholders. The Issuers and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Indenture Trustee as Security for the Senior Notes any property or assets;

                  (b) to cure any ambiguity or to correct or supplement any provision contained herein, in the Senior Notes or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in the Senior Notes or in any supplemental indenture; or to make any other changes to such provisions or to add provisions in regard to matters or questions arising under this Indenture, the Senior Notes or under any supplemental indenture as



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

         the Issuers and the Indenture Trustee may deem necessary or desirable and which shall not adversely affect the interests of the Noteholders; and

                  (c) to amend Article II of this Indenture, and any other applicable provision herein, to reflect changes made to the Securities Act, the Investment Company Act and, in each case, the rules and regulations thereunder, which have the effect of invalidating, or deviating from the initial intent of, any provision herein.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or under the other Transaction Documents or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 12.01 may be executed without the consent of the Holders of any of the Senior Notes at the time Outstanding, notwithstanding any of the provisions of Section 12.02.

                  SECTION 12.02. Supplemental Indentures With Consent of Noteholders. With the consent (evidenced as provided in Article XIII) of the Majority Noteholders, the Issuers and the Indenture Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Senior Notes or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; provided that no such supplemental indenture shall (a) extend the final maturity of any Senior Note or the time of payment of any principal thereof or reduce the principal amount thereof or any premium thereon or extend the time of payment of any interest thereon or reduce any amount payable on redemption thereof or reduce the amount of principal that would be due and payable upon the occurrence of an Event of Default or impair or affect the rights of any Noteholder to institute suit for the payment thereof, (b) decrease the Senior Note Rate, (c) reduce any amount required to be collected or retained in any Indenture Account, (d) release any part of the Security for the Senior Notes, except as specifically contemplated in the Transaction Documents, or (e) reduce the aforesaid percentage of Senior Notes the consent of the Holders of which is required for any supplemental indenture, in each case without the consent of the Holder of each Senior Note so affected.

                  Upon the request of the Issuers, accompanied by a copy of the supplemental indenture and upon the filing with the Indenture Trustee of evidence of the consent of the Majority Noteholders or any greater percentage of Holders as required by this Section 12.02 and other documents, if any, required by this Section 12.02, the Indenture Trustee shall join with the Issuers in the execution of such supplemental indenture unless such supplemental indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Noteholders under this Section 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 12.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture and the Senior Notes shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Issuers and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to




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

such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 12.04. Documents to Be Given to Indenture Trustee. The Indenture Trustee, subject to the provisions of Sections 12.01 and 12.02, shall be entitled to receive one or more Officer's Certificate or Certificates and Opinion or Opinions of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

                  SECTION 12.05. Notation on Senior Notes in Respect of Supplemental Indentures. Senior Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form and manner approved by the Indenture Trustee as to any matter provided for by such supplemental indenture. If the Issuers shall so determine, new Senior Notes so modified as to conform to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuers at their expense, authenticated by the Indenture Trustee and delivered in exchange for the Senior Notes then Outstanding.

                                  ARTICLE XIII

                             CONCERNING THE HOLDERS

                  SECTION 13.01. Control by Majority Noteholders. Subject to the provisions of Section 9.04(h) and the provisions hereunder granting rights to the Required Holders, the Majority Noteholders shall have the right to direct the Indenture Trustee, in writing, to (i) take action, suffer any action to be taken or omit to take action with respect to the Security for the Senior Notes or (ii) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (a) the Indenture Trustee shall not be required to act if the Indenture Trustee shall have received an Opinion of Counsel that the action so directed may not lawfully be taken or would be in conflict with this Indenture;

                  (b) if the payment within a reasonable time to the Indenture Trustee of the reasonable costs, expenses or liabilities likely to be incurred by it in the taking, suffering or omission of such action, in the reasonable opinion of the Indenture Trustee, is not assured to the Indenture Trustee by the terms of this Indenture, the Indenture Trustee may require reasonable security or indemnity (including reasonable advances) against any such expense or liability as a condition to the taking, suffering or omission of any such action; and

                  (c) the Indenture Trustee may take any other reasonable action deemed proper by the Indenture Trustee that is consistent with such direction; provided, however, that, subject to Section 11.01, the Indenture Trustee need not take any action that is discretionary or that it determines might impose liability on the Indenture Trustee for which it is not, in its sole discretion, adequately indemnified.

                  SECTION 13.02. Evidence of Action Taken by Holders. Whenever in this Indenture or in any other Transaction Document it is provided that the Required Holders or the Majority Noteholders may take any action (including the making of any demand or request, the giving of any notice, direction, instruction, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Required Holders or the Majority Noteholders, as the case may be, have joined therein shall be evidenced in writing by one or more instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing. Such action by the Required Holders or the Majority Noteholders, as the case may be, shall become effective when such instrument or instruments





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

are delivered to and received by the Indenture Trustee. The Indenture Trustee shall thereafter notify the Issuers, Williams and WCG of the effectiveness of such action.

                  SECTION 13.03. Proof of Execution of Instruments. The fact and date of the execution of any instrument by a Holder or his agent or proxy may be proved by the certificate of any notary public or other officer of any jurisdiction within or without the United States authorized to take acknowledgments of deeds to be recorded in such jurisdiction certifying that the person executing such instrument acknowledged to him the execution thereof or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the individual executing the same.

                  SECTION 13.04. Senior Notes Owned by the Issuers. In determining whether the Holders have concurred in any direction, request, consent or waiver under this Indenture, Senior Notes which are owned by the Issuers, Williams, WCG or any of their respective Affiliates thereof shall be disregarded in both the numerator and denominator of the fraction used to determine the requisite percentage.

                  SECTION 13.05. Right of Revocation of Action Taken. At any time prior to (but not later than) the evidencing to the Indenture Trustee, as provided in Section 13.02, of the taking of any action by the Holders, any Holder of a Senior Note, the serial number of which is shown by the evidence to be included in those Senior Notes the Holders of which have consented to such action, may revoke such action insofar as it concerns such Senior Note by filing written notice with the Indenture Trustee at the Corporate Trust Office and upon proof of holding as provided in Section 2.05. Unless revoked pursuant to the foregoing provisions, any such action taken by a Holder shall be conclusive and binding upon such Holder and upon all future holders and owners of such Senior Note and of any Senior Note issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Senior Note. Except as otherwise provided herein, any action taken by the Majority Noteholders shall be conclusive and binding upon the Issuers, the Indenture Trustee and the Holders of all Senior Notes.

                                   ARTICLE XIV

                                EARLY REDEMPTION

                  SECTION 14.01. Early Redemption.

                  (a) The Outstanding Senior Notes shall be redeemed at any time in whole or in part to the extent of funds available therefor, in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof (an "Early Redemption"), upon receipt of an Early Distribution to the extent of such distribution so long as no Trigger Event has occurred. Any Early Redemption will be made on the Business Day specified in the applicable Notice of Early Redemption (any such date, an "Early Redemption Date") at the Early Redemption Price, notwithstanding the subsequent occurrence of a Trigger Event; provided, that an Early Redemption prior to the occurrence of a Trigger Event but on or after the Interest Rate Reset Date shall occur on the 120th day prior to the Maturity Date, subject to satisfaction of the conditions set forth in Section 14.01(c).

                  (b) The "Early Redemption Price" for each Senior Note redeemed on an Early Redemption Date shall be calculated as follows: (i) any Early Redemption prior to the occurrence of a Trigger Event or the Interest Rate Reset Date shall be at a price equal to the accrued and unpaid interest thereon to the Early Redemption Date plus the greater of: (x) 100% of the Outstanding aggregate principal amount of such Senior Note and (y) the sum of the present values of the remaining scheduled




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

payments of principal thereof and interest (without duplication) which is scheduled to be payable thereon to the Maturity Date discounted to the Early Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; and
(ii) any Early Redemption prior to the occurrence of a Trigger Event but on or after the Interest Rate Reset Date shall be at a price equal to accrued and unpaid interest thereon to the Early Redemption Date plus 100.50% of the Outstanding aggregate principal amount of such Senior Note.

                  (c) Any Early Redemption pursuant to Section 14.01(a) shall occur at such time as (i) the Indenture Trustee shall have received (x) written notice from WCG specifying that the amounts deposited into the Indenture Redemption Account are to fund an Early Redemption or (y) proceeds from a Reset Sale or a sale of the WCG Note pursuant to Sections 9.04(i)(i), (ii) or (iii),
(ii) the aggregate amount of funds irrevocably deposited with the Indenture Trustee is sufficient to effect such redemption, (iii) appropriate notice is given in accordance with Section 14.02 and (iv) the Indenture Trustee shall have received (x) an Officer's Certificate of WCG or Williams certifying that the amounts deposited in respect of the Early Redemption Price represent cash from Permitted Redemption Sources or (y) a certificate from the WCG Note Remarketing Agents (as defined in the WCG Note Reset Remarketing Agreement) certifying that the amounts deposited in respect of the Early Redemption Price represent proceeds from a Reset Sale.

                  (d) Upon the redemption of all of the Senior Notes pursuant to the terms of this Section 14.01, the obligations and responsibilities of the Issuers and the Indenture Trustee solely with respect to the Senior Notes shall terminate (subject to Section 5.07).

                  SECTION 14.02. Notice of Early Redemption. Notice of an Early Redemption (a "Notice of Early Redemption") of the Senior Notes pursuant to
Section 14.01 shall be given by the Issuers or by the Indenture Trustee promptly upon satisfaction of the conditions set forth in Section 14.01(c)(i), (ii) and
(iv). Any Notice of Early Redemption shall be given to each Noteholder by first class mail or airmail, postage prepaid, at their last addresses as they shall appear upon the Note Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Once Notice of Early Redemption is mailed in accordance with this Section 14.02, Senior Notes called for redemption become irrevocably due and payable on the Early Redemption Date at the applicable Early Redemption Price specified in the Notice of Early Redemption. A Notice of Early Redemption may not be conditional. Failure to give such notice by mail or any defect in the notice to any Noteholder shall not affect the validity of the proceedings for the redemption with respect to the Senior Notes held by other Noteholders. Each Notice of Early Redemption shall be given at least 30 days but not more than 60 days before the applicable Early Redemption Date (other than with respect to an Early Redemption described in the proviso to Section 14.01(a), in which case the Notice of Early Redemption shall be given as many days before the Early Redemption Date set forth in such Section 14.01(a) as practicable) and shall specify (a) the Early Redemption Date; (b) the formula by which the Early Redemption Price will be calculated on the Early Redemption Date and the amount of accrued and unpaid interest, if any, to be due as of the Early Redemption Date as a part of the Early Redemption Price; (c) that, on the Early Redemption Date, the Early Redemption Price plus accrued and unpaid interest, if any, will become due and payable upon each such Senior Note to be redeemed and that interest shall cease to accrue on such Senior Note on and after such date;
(d) if any Senior Note is being redeemed in part, the portion of the principal amount of such Senior Note to be redeemed and that, after the Early Redemption Date, upon surrender of such Senior Note, a new Senior Note or new Senior Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Senior Note; (e) the name and address of the Paying Agent; (f) that Senior Notes called for redemption must be surrendered to the Paying Agent to collect the Early Redemption Price; (g) the paragraph of the Senior Notes and/or the clause of Section 14.01 of this Indenture pursuant to which the Senior Notes called for redemption are being redeemed; and (h) that no representation is made as to the correctness or accuracy of the CUSIP, CINS, ISIN or Common Code number, if any, listed in such notice or printed on the Senior Notes.




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

                  SECTION 14.03. Selection of Senior Notes to be Redeemed. (a) If less than all of the Senior Notes are to be redeemed, the Indenture Trustee shall select the Senior Notes to be redeemed or purchased among the Noteholders on a pro rata basis in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them; provided that no Senior Notes of $25,000 or less shall be redeemed in part.

                  The Indenture Trustee shall promptly notify the Issuers in writing of the Senior Notes selected for redemption and, in the case of any Senior Note selected for partial redemption, the principal amount thereof to be redeemed. Senior Notes and portions of Senior Notes selected shall be in amounts of $25,000 or whole multiples of $1,000 in excess thereof; except that, if all of the Senior Notes of a Holder are to be redeemed, the entire outstanding amount of Senior Notes held by such Holder, even if not such a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to the Senior Notes called for redemption also apply to portions of Senior Notes called for redemption.

                  SECTION 14.04. Deposit of Early Redemption Price.

                  (a) On or prior to 9:00 a.m., New York City time, on the Early Redemption Date of the Senior Notes, the Issuers shall deposit or cause to be deposited into the Indenture Redemption Account an amount equal to the applicable Early Redemption Price, for each Senior Note (or portion thereof) being redeemed, together with any other amount necessary to be deposited with the Indenture Trustee so that each Holder of any such Senior Note is able to receive the applicable Early Redemption Price for such Senior Note (or portion thereof) in full.

                  (b) If the Issuers comply with the provisions of paragraph (a) above, on and after the Early Redemption Date, interest shall cease to accrue on the Senior Notes or the portions of the Senior Notes called for Early Redemption. If a Senior Note is redeemed in whole or in part on or after a Record Date but on or prior to the related Senior Note Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Senior Note was registered at the close of business on such Record Date. If any Senior Note called for Early Redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the provisions of (a) above, interest shall be paid on the unpaid principal, from the Early Redemption Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the Senior Note Rate.

                  SECTION 14.05. Payment of Senior Notes Called for Early Redemption. If a Notice of Early Redemption has been given with respect to the Senior Notes as provided in Section 14.02, such Senior Notes (or portions thereof) to be redeemed shall become due and payable on the date and at the place stated in such Notice of Early Redemption at the Early Redemption Price payable pursuant to Section 14.01(e) and on and after said date (unless the Issuers shall default in the payment of the Early Redemption Price) interest on such Senior Notes (or portions thereof) to be redeemed shall cease to accrue and such Senior Notes shall cease from and after the Early Redemption Date to be entitled to any benefit or security under this Indenture, and the Noteholders shall have no right in respect of such Senior Notes (or portion thereof) to be redeemed except the right to receive the Early Redemption Price with respect to each such Senior Note. The Senior Notes (or portions thereof) to be redeemed shall be paid and redeemed by the Indenture Trustee in accordance with Section 5.05(e) at the applicable Early Redemption Price; provided that any payment of interest becoming due on the Early Redemption Date shall be payable to the registered holders of such Senior Notes subject to the terms and provisions of
Section 2.05.

                  SECTION 14.06. Senior Notes Redeemed in Part. Upon surrender of a Senior Note that is redeemed in part, the Issuers shall issue and, upon the Issuers' written request, the Indenture Trustee shall authenticate for the Holder, at the expense of the Issuers, a new Senior Note equal in principal amount to the unredeemed portion of the Senior Note surrendered.




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                                   ARTICLE XV

                              MANDATORY REDEMPTION

                  SECTION 15.01. Mandatory Redemption.

                  (a) Upon the occurrence of a Maturity Trigger (or upon Williams' exercise of the Share Trust Release Option prior to the Maturity Date when no Trigger Event has occurred), (i) the Senior Notes shall be mandatorily redeemed on the Maturity Date and (ii) any funds from Permitted Redemption Sources received and held by the Indenture Trustee or credited to any of the Indenture Accounts prior to the Maturity Date in respect of the Senior Notes shall be invested in Financial Investments of the type described in clause (b) of the definition thereof maturing on or prior to the Maturity Date for payment in accordance with Section 5.05(d); provided that if a Stock Price/Credit Downgrade Trigger or an Acceleration Trigger subsequently occurs, the Senior Notes shall be subject to a Mandatory Redemption pursuant to Sections 15.01(b) or 15.01(c), as applicable.

                  (b) Upon the occurrence of a Stock Price/Credit Downgrade Trigger, the Indenture Trustee shall begin making distributions in respect of the mandatory redemption of the Senior Notes no earlier than the date that is the earliest to occur of: (i) the date following 120 days after the date of such Trigger Event, (ii) the Maturity Date and (iii) the date on which the Indenture Trustee has received sufficient funds from Permitted Redemption Sources to redeem the Senior Notes in full in accordance with Section 5.05(d).

                  (c) Upon the occurrence of an Acceleration Trigger, the Indenture Trustee shall begin making payments in respect of the mandatory redemption of the Senior Notes on the dates fixed by the Indenture Trustee from time to time as soon as practicable as the Indenture Trustee receives funds from Permitted Redemption Sources to redeem the Senior Notes in accordance with
Section 5.05(d).

                  (d) The Senior Notes outstanding shall be redeemed pursuant to clauses (a), (b) or (c) above (a "Mandatory Redemption") on the dates referred to therein and specified in the Notice of Mandatory Redemption (each a "Mandatory Redemption Date") on a pro rata basis at the Mandatory Redemption Price. The "Mandatory Redemption Price" for each Senior Note redeemed on a Mandatory Redemption Date shall be calculated as follows: (i) any Mandatory Redemption pursuant to Section 15.01(a) or (b) shall be at a price equal to accrued and unpaid interest thereon to the Mandatory Redemption Date plus 100.00% of the Outstanding aggregate principal amount of such Senior Note; (ii) any Mandatory Redemption pursuant to Section 15.01(c) other than as described in the following clause (iii) shall be at a price equal to accrued and unpaid interest thereon to the Mandatory Redemption Date plus 100.00% of the Outstanding aggregate principal amount of such Senior Note; and (iii) any Mandatory Redemption pursuant to Section 15.01(c) as a result of an Acceleration Trigger caused by an Event of Default referred to Section 9.01(a) or (b) shall be at a price equal to the accrued and unpaid interest thereon to the Mandatory Redemption Date plus the greater of: (x) 100% of the Outstanding aggregate principal amount of such Senior Note and (y) the sum of the present values of the remaining scheduled payments of principal thereof and interest (without duplication) which is scheduled to be payable thereon to the Maturity Date discounted to the Mandatory Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points.

                  (e) Upon the redemption of all of the Senior Notes pursuant to the terms of this Section 15.01, the obligations and responsibilities of the Issuers and the Indenture Trustee solely with respect to the Senior Notes shall terminate (subject to Section 5.07).

                  SECTION 15.02. Notice of Mandatory Redemption. Notice of a Mandatory Redemption ("Notice of Mandatory Redemption") of the Senior Notes pursuant to Section 15.01 shall be





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

given by the Indenture Trustee at such time or times when the Indenture Trustee has any Amount Available in the Indenture Accounts to apply to the payment of the Senior Notes in accordance with Section 15.01 and Section 5.05(d); provided, that, with respect to any such amounts, the Indenture Trustee shall have received a certificate of Williams certifying that the amount of such funds in respect of the Mandatory Redemption Price represents cash from Permitted Redemption Sources. Any Notice of Mandatory Redemption shall be given to each Noteholder by first class mail or airmail, postage prepaid, at their last addresses as they shall appear upon the Note Register. Any such Notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Each Notice of Mandatory Redemption shall be given the number of days prior to each Mandatory Redemption Date as the Indenture Trustee may fix and shall specify, among other things, (a) the Mandatory Redemption Date; (b) the applicable Mandatory Redemption Price; (c) that, on the Mandatory Redemption Date, the applicable Mandatory Redemption Price will become due and payable upon each such Senior Note to be redeemed and that interest shall cease to accrue on such Senior Note on and after such date; (d) the name and address of the Paying Agent; (e) that Senior Notes must be surrendered to the Paying Agents to collect the applicable Mandatory Redemption Price; (f) the paragraph of the Senior Notes and/or the paragraph of Section 15.01 of this Indenture pursuant to which the Senior Notes are being redeemed; and (g) that no representation is made as to the correctness or accuracy of the CUSIP, CINS, Common Code or ISIN number, if any, listed in such notice or printed on the Senior Notes.

                  SECTION 15.03. Selection of Senior Notes to be Redeemed. If less than all of the Senior Notes are to be redeemed on any particular Mandatory Redemption Date, the Senior Notes shall be redeemed on a pro rata basis in accordance with the respective unpaid principal balances of the Senior Notes Outstanding held by them. The Indenture Trustee shall promptly notify the Issuers in writing of the amount of Senior Notes to be redeemed on any particular Mandatory Redemption Date. Provisions of this Indenture that apply to the Senior Notes called for redemption also apply to portions of Senior Notes called for redemption.

                                   ARTICLE XVI

                                  MISCELLANEOUS

                  SECTION 16.01. Survival. All agreements, representations, warranties and indemnities contained in this Indenture and in any agreement, document or certificate delivered pursuant hereto, or in connection herewith, shall survive and continue in effect following the execution and delivery of this Indenture and the Closing Date.

                  SECTION 16.02. Notices. Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given (i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service, (iii) five days after being sent by first class mail or airmail, postage prepaid, or (iv) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing, is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the addresses for such parties provided in Section 7.2 of the Participation Agreement and to the following addressees:

         If to the Rating Agencies:

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York  10007-2701
         Attention: Stephen Moore/Mihoko Manabe
         Telecopier No.:  (212) 553-4997/(212) 553-0519
         Telephone No.:  (212) 553-1036/(212) 553-1942

         Standard & Poor's Ratings Services
         25 Broadway
         New York, New York  10004
         Attention: Judith Waite
         Telecopier No.:  (212) 438-7680
         Telephone No.:  (212) 438-7677

         Fitch, Inc.
         One State Street Plaza
         New York, New York  10004
         Attention: Hugh Welton
         Telecopier No.:  (212) 425-4730
         Telephone No.:  (212) 908-0746

                  A duplicate copy of each notice, approval, consent, request or other communication given hereunder by each of the parties to any one of the others shall also be given to all of the others. However, failure to give notice to any party shall not affect the effectiveness of notice to parties as to whom notice has been given in accordance with this Section 16.02. Each of the parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

                  SECTION 16.03. Severability of Provisions. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by Applicable Law, the Issuers and the Indenture Trustee hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of the Issuers' and the Indenture Trustee's bargain hereunder.

                  SECTION 16.04 Effect of Headings. The Table of Contents and the headings of the Articles, Sections, subsections, clauses and paragraphs hereof, and of Exhibits hereto, are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

                  SECTION 16.05. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 16.06. Further Assurance. The Issuers shall, from time to time on being required to do so by the Indenture Trustee, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the Indenture Trustee as the Indenture Trustee may reasonably consider necessary for giving full effect to this Indenture and securing to the Indenture Trustee the full benefit of the rights, powers and remedies conferred upon the Indenture Trustee in this Indenture.

                  SECTION 16.07 Governing Law; Consent to Jurisdiction.




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

                  (a) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING DIRECTLY OR INDIRECTLY TO ANY OF THIS INDENTURE OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS INDENTURE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                  (c) ANY PROCEEDING WITH RESPECT TO THIS INDENTURE OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN THE COMMERCIAL DIVISION OF THE SUPREME COURT, CIVIL BRANCH OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE EASTERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS INDENTURE, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN RESPECT OF, BUT ONLY IN RESPECT OF, PROCEEDINGS WITH RESPECT TO THIS INDENTURE OR ANY OTHER TRANSACTION DOCUMENT.

                  (d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 16.07(c) HEREOF AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (e) EACH OF THE ISSUER AND THE CO-ISSUER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NY 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO THE ISSUER AND THE CO-ISSUER, AS THE CASE MAY BE, SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF THE ISSUER AND THE CO-ISSUER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE ISSUER AND THE CO-ISSUER HEREBY IRREVOCABLY






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

CONSENTS TO THE SERVICE OF PROCESS WITH RESPECT TO ANY PROCEEDING (WHETHER OR NOT IN NEW YORK), BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON, AT ITS RESPECTIVE ADDRESS SET FORTH IN
SECTION 7.2 OF THE PARTICIPATION AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

                  SECTION 16.08. Entire Agreement. This Indenture (including, without limitation, the exhibits hereto) and the Senior Notes supersede all prior agreements, written or oral, between or among any of the Issuer, the Co-Issuer and the Indenture Trustee relating to the transactions contemplated hereby and thereby, and each of the Issuer, the Co-Issuer and the Indenture Trustee represents and warrants to the others that this Indenture, the Senior Notes and the other Transaction Documents constitute the entire agreement among the Issuers and the Indenture Trustee relating to the transactions contemplated hereby and thereby.

                  SECTION 16.09. Benefit of Agreement. All agreements, representations, warranties and indemnities in this Indenture and in any agreement, document or certificate delivered pursuant hereto shall be binding upon the Person making the same and its successors and assigns and shall inure to the benefit of and be enforceable by the Person for whom made and its successors and assigns; provided, however, none of the Issuer or the Co-Issuer may assign or transfer any of its rights or obligations hereunder, except as permitted by Section 7.01(q), without the prior written consent of the Majority Noteholders. The Indenture Trustee may transfer, assign or grant its rights and obligations hereunder in connection with an assignment or transfer of all or any part of its interest in accordance with the provisions of Sections 11.02, 11.03,
11.05 and 11.13, provided that any such assignee has agreed to be bound by the terms of this Indenture and the other Transaction Documents. This Indenture is for the sole benefit of the Issuer, the Co-Issuer, the Indenture Trustee and the Noteholders and Williams, as an express third-party beneficiary, and their respective successors and assigns and is not for the benefit of any other Person. This Indenture may not be amended or supplemented without the consent of Williams, as express third-party beneficiary.

                  SECTION 16.10. Limitation on Rights of Noteholders. No Noteholder shall have any right to vote (except as provided in this Indenture) or in any manner otherwise control the operation and management of the Security for the Senior Notes (except as provided in this Indenture) or the obligations of the parties hereto (except as provided in this Indenture) nor shall anything herein set forth or contained in the terms of the Senior Notes be construed so as to constitute the Noteholders from time to time as partners or members of an association nor shall any Noteholder be under any liability to any third party by reason of any action taken by the parties to this Indenture pursuant to any provision hereof, except as expressly provided for herein.

                  No Noteholder shall have any right by virtue or by availing itself of any provisions of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, unless such Holder previously shall have given to the Indenture Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless the Majority Noteholders shall also have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable security or indemnity (including reasonable advances) as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for ten Business Days after its receipt of such notice, request and offer of security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by each Noteholder with the other Noteholder and the Indenture Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the common benefit





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

of all Noteholders. For the protection and enforcement of the provisions of this
Section 16.10, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 16.11. Limitation on Liability of the Remarketing Agents and the Indenture Trustee.

                  (a) Each Noteholder, by its acceptance of a Senior Note, acknowledges that (i) any sale of the Williams Preferred Stock (and Additional Shares, if any) pursuant to the Remarketing and Support Agreement or (ii) any sale of the WCG Note pursuant to the WCG Note Reset Remarketing Agreement may be at prices and on terms less favorable to such Noteholder or to Williams than those obtainable in a public or private offering by Williams or any third party under different circumstances. Each Noteholder, by its acceptance of a Senior Note, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner and that the applicable remarketing agents shall have no obligation to engage in public sales and no obligation with respect to
(x) the sale of any Williams Preferred Stock (and Additional Shares, if any) other than as expressly set forth in the Remarketing and Support Agreement or
(y) the sale of the WCG Note, other than as expressly set forth in the WCG Note Reset Remarketing Agreement.

                  (b) The Indenture Trustee and the applicable remarketing agents shall incur no liability as a result of (i) the sale of the Williams Preferred Stock (and Additional Shares, if any) including any Partial Remarketing, made in accordance with the Remarketing and Support Agreement and
(ii) the sale, in whole or in part, of the WCG Note made in accordance with the WCG Note Reset Remarketing Agreement. Each Noteholder, by its acceptance of a Senior Note, waives any claims against the Indenture Trustee or the applicable remarketing agents arising by reason of the fact that the price at which (x) the Williams Preferred Stock (and Additional Shares, if any) may have been sold or
(y) the WCG Note may have been sold was less than the prices that might have been obtained at a sale of such securities by Williams or any third party in different circumstances or was less than the aggregate amount of the Secured Obligations, even if the applicable remarketing agents accept the first offer received and do not offer (x) the Williams Preferred Stock (and Additional Shares, if any) or (y) the WCG Note, in each case, to more than one offeree.

                  SECTION 16.12. Senior Notes Non-Assessable and Fully Paid. It is the intention of the Issuers that the Noteholders shall not be personally liable for obligations of the Issuers, that the interests in the Security for the Senior Notes represented by the Senior Notes shall be non-assessable for any reason whatsoever and that the Senior Notes, upon due authentication thereof by the Indenture Trustee pursuant to this Indenture, are and shall be deemed fully paid.

                  SECTION 16.13. Limitation on Liability. It is expressly understood and agreed by the parties hereto with respect to the Issuer that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Issuer Trustee, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purposes of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Transaction Documents; provided that this Section 16.13 shall not limit any liability expressly assumed by Wilmington Trust Company under the Issuer Trust Agreement (including Section 7.05 thereof).



                            [signature pages follow]

                  IN WITNESS WHEREOF, the undersigned have caused this Indenture to be duly executed as a deed as of this 28th day of March, 2001 by their respective representatives hereunto duly authorized.

                     WCG NOTE TRUST, as Issuer

                     By: Wilmington Trust Company, not in its individual capacity, but solely as Issuer Trustee



                     By: /s/ JAMES P. LAWLER
                        -------------------------------------------------
                        Name: JAMES P. LAWLER
                        Title: Vice President


                                   Indenture

                     WCG NOTE CORP., INC., as Co-Issuer



                     By: /s/ HOWARD S. KALIKA
                        -------------------------------------------------
                        Name: Howard S. Kalika
                        Title: Vice President


                                   Indenture

                     UNITED STATES TRUST COMPANY OF NEW YORK,
                         as Indenture Trustee



                     By: /s/ LOUIS P. YOUNG
                        -------------------------------------------------
                        Name: LOUIS P. YOUNG
                        Title: VICE PRESIDENT


                     UNITED STATES TRUST COMPANY OF NEW YORK, as Securities Intermediary for purposes of Section 5.01, Section 5.02,
                     Section 5.03, Section 5.04 and Section 5.05 only



                     By: /s/ LOUIS P. YOUNG
                        -------------------------------------------------
                        Name: LOUIS P. YOUNG
                        Title: VICE PRESIDENT


                                   Indenture